                                                                   EXHIBIT 10.42

                             BASIC LEASE PROVISIONS
                             ----------------------

     The following Basic Lease Provisions constitute a part of the R&D Building Lease to which they are attached.

1. Landlord: Sorrento Tech Limited, a California limited partnership.

2.  Tenant:  Biosym Technologies, Inc., a California corporation.

3.  Premises:

   (a) Rentable Area:  Approximately 10,270 sq. ft.  See
       Definition of Rentable Area attached hereto as Exhibit
       "A-3".

   (b) Location: The ground floor of the west end of the building located at the address specified in Item 3(c) below (the "Building"), as shown on the Floor Plan of the Premises attached hereto as Exhibit "A-1." The Building is located in a certain real estate project commonly known as the "Naiman Tech Center" (the "Project"), as shown on the Site Plan of the Project attached hereto as Exhibit "A-2."

   (c) Address:  10065 Barnes Canyon Road, Suite A
                 San Diego, CA 92121

4.  Lease Term:

   (a) Initial Lease Term:  Five (5) years.

   (b) Option Term:  Tenant shall have the option to renew and extend the term of this Lease for one additional five

   (5) year period on all the same terms and conditions of

   this Lease.

5.  Target Commencement Date:  June 1, 1987. See Paragraph 3.1.

6.  Rent:

    (a) Initial Basic Annual Rent: $11,297 per month ($1.10 per sq. ft.).

    (b) Adjustments to Basic Annual Rent: The Basic Annual Rent shall be increased annually at the rate of 5% per annum on each applicable anniversary of the Rent Commencement Date (as defined below). The first such increase shall occur on the first anniversary of the Rent Commencement Date. See Paragraph 4.2(b).

    (c)  Additional Rent:  See Article 5.

          (i)  Tenant's share of Building Operating Expenses:
          55 .11%

         (ii)  Tenant's share of Project Operating Expenses: 1.70%.

    (c) Rent Abatement Period: Tenant shall have a seven (7) month Rent Abatement Period, commencing on the first day of the first calendar month of the Lease term, and terminating on the last day of the seventh month of the Lease term. During this seven month period, Tenant shall not be obligated to pay Basic Annual Rent, but shall pay Additional Rent.


                                      (i)

          (d)  Rent Commencement Date:

          (i) For Basic Annual Rent: February 1, 1988.

          (ii) For Additional Rent: Commencement Date.
          Additional Rent is defined in Article 5 as Tenant's pro rata share of Building Operating Expenses and Project operating Expenses.

7. Rent Deposit: $11,297, payable in cash upon execution of this Lease and applicable to the first monthly installment of Basic Annual Rent.

8.  Security Deposit:  $11,297.

9. Permitted Use: General office purposes and purposes reasonably incidental thereto.

10.  Insuring Party:  Landlord.

11.  Addresses for Notices:

    (a)  If to Landlord:

               Sorrento Tech Limited
               c/o The Naiman Company
               9605 Scranton Road, Suite 300
               San Diego, CA 92121

    (b)  If to Tenant:

               (i)  Before the Commencement Date:

                   Biosym Technologies, Inc.
                   9605 Scranton Road, Suite 101
                   San Diego, CA 92121

                (ii)  After the Commencement Date: The
                Premises

12.  Address for Payments to Landlord:

         All payments payable to Landlord under this Lease shall be sent to Landlord at the address specified in Item
         11(a) above or such other address as Landlord may designate from time to time.

13.  Broker(s):  None

Addenda:  Article 21 consists of Paragraphs 21.1 through 21.3.

            /s/TS        /s/JN
            ---------    -----------
            Tenant's      Landlord's
            Initials      Initials

LAL:1618Y
 022487

                                     (ii)

                        MEMORANDUM OF LEASE COMMENCEMENT

Whereas, Biosym Technologies, Tenant, entered into a certain lease dated February 26, 1987 with Sorrento Tech Limited, Landlord, for the premises located at 10065 Barnes Canyon Road.

Whereas, the parties desire to ratify the commencement date, additional rent commencement date and basic annual rent commencement date of the term of the said lease;

Now, THEREFORE, it is mutually agreed that:

          1)  The new commencement date of the lease is now
              August 1, 1987 and the new expiration date shall be July 31, 1992.

          2) The new commencement date for additional rent shall be at occupancy of the premises at 10065 Barnes Canyon Road, prior to and until such time as Tenant takes occupancy of the 10065 Barnes Canyon premises, Tenant shall pay all basic and additional rent applicable to the premises which they currently occupy.

          3) The new commencement date for basic annual rent shall be April 11, 1988.

          4) This instrument in no way alters, changes, modifies or amends the lease but memorializes the agreed upon commencement date, additional rent commencement date and basic annual rent commencement date as pertaining to the 10065 Barnes Canyon premises.

Dated this   29   day of June, 1987.
           ------

LANDLORD:                                 TENANT:
SORRENTO TECH LTD.                        BIOSYM TECHNOLOGIES



By:/s/Jack Naiman                         By:/s/Todd Schmidt
   --------------                            ---------------
    Jack Naiman

                             R & D BUILDING LEASE

                                    between

                            SORRENTO TECH LIMITED,

                                  as Landlord

                                      and

                          BIOSYM TECHNOLOGIES, INC.,

                                   as Tenant

                               R&D BUILDING LEASE

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----

       ARTICLE 1        Parties.......................................    1
       ARTICLE 2        Premises......................................    1
       ARTICLE 3        Term..........................................    1
       ARTICLE 4        Basic Annual Rent.............................    2
       ARTICLE 5        Additional Rent...............................    3
       ARTICLE 6        Security Deposit..............................    7
       ARTICLE 7        Use...........................................    7
       ARTICLE 8        Maintenance, Repairs and
                           Alterations................................    8
       ARTICLE 9        Insurance; Indemnity..........................   10
       ARTICLE 10       Damage or Destruction.........................   13
       ARTICLE 11       Payment of Taxes..............................   14
       ARTICLE 12       Utilities.....................................   15
       ARTICLE 13       Assignment and Subletting.....................   15
       ARTICLE 14       Landlord's Access.............................   17
       ARTICLE 15       Defaults; Remedies............................   17
       ARTICLE 16       Eminent Domain................................   20
       ARTICLE 17       Brokers.......................................   21
       ARTICLE 18       Estoppel Certificate, Attornment
                         and Subordination............................   21
       ARTICLE 19       Landlord's Liability..........................   22
       ARTICLE 20       Miscellaneous Provisions......................   23
       ARTICLE 21       Addenda.......................................   25
EXHIBITS

       "A-1"            Floor Plan of the Premises....................
       "A-2"            Site Plan of the Project......................
       "A-3"            Definitions of Rentable Area..................
       "B"              Schedule of Construction Responsibilities.....
       "C"              Rules and Regulations.........................
       "D"              Estoppel Certificate..........................
       "E"              Parking Agreement.............................

LAL:1618Y
 022487

                              R & D BUILDING LEASE
                              --------------------

                              ARTICLE 1:  PARTIES

   This R & D BUILDIN1G LEASE (the "Lease"), dated for reference purposes only as of the 26 day of February 1987, is made by and between SORRENTO TECH LIMITED, a California limited partnership (the "Landlord"), and BIOSYM TECHNOLOGIES, INC., a California corporation (the "Tenant"), on the terms and conditions stated below in this Lease and in the foregoing Basic Lease Provisions.

                              ARTICLE 2:  PREMISES

   Subject to all the terms and conditions of this Lease, Landlord hereby leases and demises to Tenant and Tenant hires from Landlord the "Premises" for the term and at the rental provided below in this Lease. The Premises are more particularly described in Item 3 of the Basic Lease Provisions. The Premises consist of the ground floor of the west end of the Building. The Rentable Area of the Premises shall, therefore, be computed pursuant to Paragraph l(a) of Exhibit "A3" hereto.

                                ARTICLE 3:  TERM

   3.1   Commencement Date.
         -----------------

      (a) General.  Subject to all the terms and conditions of
          -------
this Article 3, the term of this Lease shall be as specified in Item 4(a) of the Basic Lease Provisions, unless earlier terminated or extended as provided below in this Lease. The parties intend that the Lease term shall commence on the Target Commencement Date specified in Item 5 of the Basic Lease Provisions. The date on which the Lease term actually commences is referred to as the "Commencement Date." The Commencement Date shall be determined as provided below in subparagraph (b).

      (b) Definition.  The term of this Lease shall commence on
          ----------
the first to occur of: (1) the date on which Landlord substantially completes construction of the Tenant Improvements (as defined in the Schedule of Construction Responsibilities attached hereto as Exhibit "B"), or (2) the date on which Landlord would have substantially completed construction of the Tenant Improvements but for delays caused by Tenant. If Tenant takes possession of or commences use of the Premises (or any portion thereof) for any purpose, including construction, before the Commencement Date, the term of this Lease shall not commence, but such occupancy shall be subject to all the terms and conditions of this Lease and Tenant shall be obligated to pay all items of rent under this Lease from the date Tenant takes possession or commences use of the affected portion of the Premises. If Tenant takes possession of or commences use of the Premises before the Commencement Date, Tenant shall execute an Early Entry Indemnity Agreement in form and substance reasonably satisfactory to Landlord. Landlord shall be deemed to have substantially completed construction of the Tenant Improvements when Landlord has substantially completed construction of the Tenant Improvements in accordance with the Schedule of Construction Responsibilities (Exhibit "B") and a certificate of occupancy has been issued for the Premises. Landlord shall give Tenant thirty
(30) days' prior written notice of the date on which Landlord reasonably expects substantial completion of construction of the Tenant improvements to occur.

      (c) Tenant's Delay.  If construction of the Tenant
          --------------
Improvements is delayed or postponed by Tenant's Delay (as hereinafter defined), the start of the term of this Lease shall be adjusted to reflect the actual amount of Tenant's Delay. To illustrate, if the total amount of Tenant's Delay were five days and substantial completion of construction of the Tenant Improvements were to occur on April 15, 1987, the Lease term would commence on April 10, 1987. Tenant's Delay shall be the amount of delay or time lost as a result of Tenant's failure to adhere to the time table set forth in the Schedule of Approvals contained in the Schedule of Construction Responsibilities (Exhibit "B").

   3.2   Effect of Delay in Commencement.  Notwithstanding the
         -------------------------------
Target Commencement Date, if for any reason the Commencement Date occurs after the Target Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant under this Lease or extend the term of the Lease. Tenant's obligation to pay rent shall be measured from the Commencement Date; provided, however, that if the Commencement Date has not occurred within sixty (60) days after the Target Commencement Date for reasons other than Tenant's Delay, Tenant may, at Tenant's option, by written notice sent to Landlord within ten (10) days after the end of said 60-day period (or such longer period as the parties may mutually agree), cancel this Lease. If Tenant so cancels this Lease, the parties shall be discharged from all obligations hereunder.

   3.3   Option to Extend or Renew.
         -------------------------

      (a) Grant of Option.  Subject to all the terms and
          ---------------
conditions of this Lease, Tenant shall have the right (the "Option") to extend the term of this Lease for the additional period specified in Item 4(b) of the Basic Lease Provisions by sending written notice to such effect to Landlord not later than one hundred eighty (180) days before the expiration of the initial term. Failure to timely send such notice shall constitute a waiver of all remaining rights under the Option and Tenant shall have no right to exercise the Option with respect to any future option term. Each renewal or extension of the term of this Lease shall be on all the terms and conditions of this Lease; provided, however, that the Basic Annual Rent payable during each option term shall be determined as provided in subparagraph (b) below. Notwithstanding anything in this Paragraph 3.3 to the contrary, Tenant shall have no right to exercise the Option if (1) Tenant is in default under this Lease either at the time the Option is exercised or at the time any option term is scheduled to commence; (2) Tenant is not in possession of at least seventy-five percent (75.0%) of the Rentable Area of the Premises either at the time the Option is exercised or the time any option term is scheduled to commence; or (3) Tenant has assigned this Lease in whole or in part or sublet more than twenty-five percent (25.0%) of the Rentable Area of the Premises.

      (b) Determination of New Basic Annual Rent.  If Tenant
           -------------------------------------
exercises the Option, the Basic Annual Rent payable during the option term shall be increased at the same rate and with the same frequency as during the initial term. The first increase in the Basic Annual Rent shall take place on the first day of the first year of the option term.

                         ARTICLE 4:  BASIC ANNUAL RENT

   4.1   Initial Basic Annual Rent.  Subject to increase as
         -------------------------
provided below, Tenant shall pay to Landlord as rental for the Premises "Basic Annual Rent" in the amount specified in Item 6 of the Basic Lease Provisions. The initial amount of the Basic Annual Rent shall be as specified in Item 6(a) of the Basic Lease Provisions. The Basic Annual Rent shall be payable in equal monthly installments, in advance, without deduction or offset, on the first day of each month during the term of this Lease, including any extension or renewal thereof. The date on which the first installment of Basic Annual Rent is due and payable is hereafter referred to as the "Rent Commencement Date." Unless otherwise specified, the Rent Commencement Date shall be the first day of the first month following the Commencement Date. The first installment of Basic Annual Rent shall include any Basic Annual Rent accrued during any partial month between the Commencement Date and the Rent Commencement Date.

   4.2   Increases in Basic Annual Rent.
         ------------------------------

      (a) General. The Basic Annual Rent shall be increased at the times and in
          -------
the amounts provided below in this Paragraph 4.2.

      (b) Computation of Increase. The Basic Annual Rent shall
          -----------------------
be adjusted at the times specified in Item 6(b) of the Basic Lease Provisions. The date on which the Basic Annual Rent is adjusted is hereafter referred to as the "Rental Adjustment Date." The rate of the increase in the Basic Annual Rent (hereafter referred to as the "Rental Adjustment Percentage") shall be as specified in Item 6(b) of the Basic Lease Provisions. Each such increase in the Basic Annual Rent shall take effect on the applicable Rental Adjustment Date. The amount of each increase in the Basic Annual Rent shall be equal to the Basic Annual Rent (the "Reference Rent") payable during the twelve (12) month period immediately preceding the applicable Rental Adjustment Date multiplied by the Rent Adjustment
Percentage.  The new Basic Annual Rent shall be equal to the sum of
(1) the Reference Rent and (2) the amount of the increase in the Basic Annual Rent computed as specified in the preceding sentence. In no event shall the Basic Annual Rent payable during any 12-month period be less than the Basic Annual Rent payable during the immediately preceding 12-month period.

   4.3   Miscellaneous. The Basic Annual Rent, the Additional Rent and all other
         -------------
amounts required to be paid by Tenant under this Lease are sometimes collectively referred to as, and shall constitute, "rent." The Basic Annual Rent for any period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly installment then due. The Basic Annual Rent shall be payable in lawful money of the United States to Landlord at the address stated below or to such other persons or at such other places as Landlord may designate in writing.

                          ARTICLE 5:  ADDITIONAL RENT

   5.1   Definition of "Additional Rent." In addition to the Basic
         ------------------------------
Annual Rent specified in Article 4, Tenant shall pay to Landlord as "Additional Rent" Tenant's pro rata share of Building Operating Expenses (as hereafter defined) and Project Operating Expenses (as hereafter defined). Tenant's share of Building Operating Expenses shall be equal to the ratio of the Rentable Area of the Premises to ninety-five percent (95.0%) of the total Rentable Area of the Building. Tenant's share of Project Operating Expenses shall be equal to the ratio of the Rentable Area of the Premises to ninety-five percent (95.0%) of the total Rentable Area of the Project. The Rentable Areas of the Building and the Project are specified in Exhibit A-3. Initially, Tenant's share of Building Operating Expenses and Project Operating Expenses shall be as specified in Items 6(c)(i) and 6(c)(ii), respectively, of the Basic Lease Provisions.

   5.2   Definition of "Building Operating Expenses."  The term
         ------------------------------------------
"Building Operating Expenses" as used herein shall include all costs of operation and maintenance of the Building, as determined by generally accepted accounting practices consistently applied, and shall include the following costs by way of illustration but not limitation: real property taxes (as defined below); Landlord's personal property taxes; costs and expenses in contesting the amount or validity of any property tax by appropriate proceedings; water and sewer charges; insurance premiums; license, permit, and inspection fees; heat; gas; light; power; water; steam; janitorial and security services; labor; salaries; air conditioning;
landscaping; supplies; materials; equipment; tools; the cost of any capital improvements made to the Building by Landlord that reduce operating expenses or that are required under any governmental law or regulation not applicable to the Building or not in effect at the time it was constructed (such cost to be amortized over such reasonable period as Landlord shall determine with a return on capital at the rate paid by Landlord on funds borrowed for the purpose of constructing such capital improvements); property management costs; and any increases in the amount of the interest that Landlord is required to pay to its initial permanent lender in accordance with the terms and provisions of the note evidencing Landlord's initial permanent financing for the Building (or if Landlord has not then closed its initial permanent financing for the Building, then under the note evidencing Landlord's initial permanent financing for the Building), in the event such note contains provisions for variable interest rates (provided, however, that in interpreting whether or not such note contains provisions for variable interest rates, it is agreed that if the interest rate is fixed but such lender is entitled to any participation in the gross or net income, revenue or cash flow from the operation of the Building, such participation shall cause the note to be construed to be a variable interest rate note, and payments required of Landlord to such lender due to the provisions of such participation agreement shall be construed to be increased payments of interest).
Notwithstanding anything in this Paragraph 5.2 to the contrary, it is agreed that the following items shall not be included as part of Building Operating Expenses: the cost of any Tenant Improvements constructed in the Building; brokerage commissions; leasing and marketing costs; costs reimbursable by insurance or third parties;
executive salaries; depreciation on the Building or other capital improvements; and, except as expressly provided above, depreciation on equipment located in the Building.

   5.3   Definition of "Project Operating Expenses" and Other
         ----------------------------------------------------
Terms.
-----

      (a) Project Operating Expenses.  The term "Project Operating Expenses"
          --------------------------
shall include all costs of operation and maintenance of the Common Areas (as hereafter defined), as determined by generally accepted accounting practices consistently applied, and shall include the following costs by way of illustration but not limitation: general maintenance and repairs;
pest control; resurfacing, painting, restriping, cleaning and sweeping of parking areas; trash removal; maintenance and repair of sidewalks, curbs and signs in the Project which tenants and/or occupants of the Project are not obligated to repair; irrigation systems; landscaping; painting; electrical, water, gas and other utilities; directional signs and other traffic markers and devices;
maintenance and repair of any fire protection systems for the Project; lighting systems; storm drainage systems and any other utility systems; real property taxes; Landlord's personal property taxes; the cost and expense of contesting the amount or validity of any real property tax by appropriate means; the cost of any capital improvements made to the Common Areas by Landlord that reduce operating expenses or that are required under any governmental law or regulation not applicable to the Project or not in effect at the time it was constructed (such cost to be amortized over such reasonable period as Landlord shall determine with a return on capital at the rate paid by Landlord on funds borrowed for the purpose of constructing such capital improvements); any increases in the amount of the interest that Landlord is required to pay to its initial permanent lender in accordance with the terms and provisions of the note evidencing Landlord's initial permanent financing for the Common Areas of the Project (or if Landlord has not then closed its initial permanent financing for the Common Areas of the Project, then under the note evidencing Landlord's initial permanent financing of the Common Areas of the Project) in the event such note contains provisions for variable interest rates (provided, however, that in interpreting whether or not such note contains provisions for variable interest rates, it is agreed that if the interest rate is fixed but such lender is entitled to any participation in the gross or net income, revenue or cash flow from the operation of the Common Areas of the Project, such participation shall cause the note to be construed to be a variable interest rate note, and payments required of Landlord to such lender due to the provisions of such participation agreement shall be construed to be increased payments of interest), regular and special assessments imposed by the

Lusk/Mira Mesa industrial Park Association, a California non-profit corporation; police and fire protection services; depreciation and maintenance on operating machinery and equipment used in the maintenance and repair of the Common Areas (if owned) and rental paid for such machinery and equipment used in the maintenance and repair of the Common Areas (if rented); rental for electric and service rooms based upon the average rate in the Project; any parking charges, surcharges or any other costs levied or assessed by local, state or federal government agencies in connection with the use of parking facilities; property management costs; the cost of maintaining and operating the Common Area Facilities (as hereafter defined), including without limitation all utility expenses and salaries of all personnel employed by Landlord in the Common Area Facilities. Such costs and expenses shall not include any allowance for depreciation of the Common Area Facilities or other improvements located in the Common Areas. Landlord may cause any or all of the services described above to be provided by an independent contractor or contractors.

      (b) Common Area Facilities.  The term "Common Area
          ----------------------

Facilities" sha11 include, without limitation, any swimming pools, spas, tennis and racquetball courts, saunas, locker rooms, exercise rooms, restaurants and other facilities available for general use by tenants/occupants of the Project.

      (c) Common Areas.  The term "Common Areas" shall include
          ------------
all areas within the Project outside the exterior boundaries of buildings (other than the Common Area Facilities) now or hereafter situated thereon, including, but not limited to, streets, driveways, parking areas, parking structures, truckways, delivery passages, loading docks, sidewalks, ramps, open and closed courts, landscaped and planted areas, exterior stairways, bus stops, retaining and decorative walls and planters, the Common Area Facilities, and other areas provided by Landlord and/or other owners of portions of the Project for the common use of Landlord, such other owners and/or the occupants of the Project, their employees, customers and invitees. Landlord reserves the right to make changes at any time and from time to time in the size, shape, location, number and extent of the Common Areas, or any of them, and no such change shall entitle the Tenant to any abatement of rent.

   5.4   Definition of Real Property Taxes.
         ---------------------------------

      (a) General.  As used in this Lease, the term "real property taxes" shall
          -------
include any form of general or special assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes), unforeseen as well as foreseen, imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the Building and/or the Project, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property tax.

      (b) Inclusions.  The definition of "real property taxes"
          ----------
set forth in subparagraph (a) includes without limitation:

          (1) Any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises.

          (2) Any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property taxes, it being acknowledged by Tenant and Landlord that

Proposition 13 was adopted by the voters of the State of California in the June 1978 Election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other public improvements, services or benefits formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease.

          (3) Any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the state, city or federal government, or any political subdivision thereof, with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof.

          (4) Any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

      (c) Exclusions.  Notwithstanding any provision of this
          ----------
Paragraph 5.4 expressed or implied to the contrary, "real property taxes" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

     5.5   Payment of Additional Rent.
           --------------------------

      (a) Time of Payment.  Tenant shall pay Additional Rent in
          ---------------
monthly installments, in advance, at the same time monthly installments of Basic Annual Rent are payable. Tenant shall be obligated to pay Additional Rent from the Commencement Date, notwithstanding any delay in Tenant's obligation to start paying Basic Annual Rent. Prior to the Commencement Date and the beginning of each calendar year thereafter, Landlord shall give Tenant a written estimate of Building and Project Operating Expenses for the ensuing calendar year or portion thereof. If, during the course of any calendar year, it appears that Landlord's estimate of Building and Project Operating Expenses was too low, Landlord may revise its written estimate. Tenant shall pay the then current estimated amount to Landlord as Additional Rent, in equal monthly installments, in advance. Within thirty (30) days after receipt of the accountant's determination, referred to in Article 5.5(c), the parties shall make any payment or allowance necessary to adjust Tenant's estimated payment to Tenant's actual proportionate share as shown by the accountant's determination. Any amount due Tenant shall be credited against installments next coming due under this
Article 5.

      (b) Adjustments for Direct Payments.  Notwithstanding anything to the
          -------------------------------
contrary contained in this Article 5, as to each specific category of expense which one or more tenants of the Building or the Project either pays directly to third parties or specifically reimburses to Landlord (for example, separately metered utilities, separately contracted janitorial service, property taxes directly reimbursed to Landlord, etc.) such tenant(s)' payments with respect thereto shall not be included in Building Operating Expenses and/or Project Operating Expenses, as the same may be, for purposes of this Article 5. Tenant's share of each such category of expenses shall be adjusted by excluding from the denominator thereof the Rentable Area of all such tenants paying such category of expenses directly to third parties or reimbursing same directly to Landlord.

      (c) Annual Determination.  Annual and other determinations of Building
          --------------------
and Project Operating Expenses shall be made reasonably and in good faith by Landlord by reference to competitive market conditions as to the cost of the items included as part of such expenses. Tenant shall have the right, after reasonable notice, to inspect Landlord's books and records relating to such expenses at reasonable times at Landlord's principal place of business. The annual determination of Building and Project
Operating Expenses shall be made and certified by an independent certified public accountant designated by Landlord. A copy of the determination shall be made available to Tenant upon request. The independent accountant's determination shall be final and binding upon Landlord and Tenant.

      (d) On Termination.  Even though the Lease term has
          --------------
expired and Tenant has vacated the Premises, if Tenant has not paid all Additional Rent payable by Tenant under this Lease attributable to a period before the termination of this Lease, Tenant shall immediately pay any amount due from Tenant upon receipt of written notice from Landlord. In the event of a termination of this Lease resulting in Tenant's overpayment of Additional Rent, Landlord shall promptly reimburse Tenant the amount of any overpayment.

                          ARTICLE 6: SECURITY DEPOSIT

     6.1   Purpose.  In addition to the Rent Deposit specified in
           -------
Item 7 of the Basic Lease Provisions, Tenant has deposited with Landlord the sum specified in Item 8 of the Basic Lease Provisions, receipt of which is hereby acknowledged, as security for the full performance of the obligations of Tenant to Landlord under this Lease. If Tenant shall be in default with respect to the payment of any item of rent or any other covenant contained herein, Landlord may use or retain all or any part of said security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or may become obligated to spend by reason of Tenant's default. If any portion of said security deposit be applied or used, Tenant shall, within five (5) days after written notice thereof, deposit an additional amount with Landlord sufficient to restore said security deposit to its original amount as specified in Item 8 of the Basic Lease Provisions and Tenant's failure to do so shall constitute a material breach of this Lease. If Tenant is not in default at the termination of this Lease, Landlord shall return said security deposit to Tenant within thirty (30) days after termination of this Lease, less any amounts required to restore the Premises to good condition and repair, including damage resulting from the removal by Tenant of its trade fixtures or equipment.

     6.2   Landlord's Obligations.  Landlord's obligation with
           ----------------------
respect to any security deposit is that of a debtor and not as a trustee, consequently such sums may be commingled with rental receipts or dissipated and no interest shall accrue thereon. In the event of the sale of the real property of which the Premises constitute a part, Landlord or its agent shall pay over to Landlord's successor in interest the sums held as security or advance rent and notify Tenant in writing setting forth the details of such transfer, including the successor's name and address. Upon such written notification, Tenant shall have no further claim against Landlord in that regard. In the event of foreclosure by any mortgagee against Landlord's interest in the Premises or the Lease, Landlord shall continue to be liable for any security deposit and any such mortgagee shall have no liability or responsibility therefor.

                                ARTICLE 7:  USE

     7.1   Permitted Use.  The Premises shall be used and occupied
           -------------
only for the purposes specified in Item 9 of the Basic Lease Provisions, subject, however, to any recorded covenants, conditions and restrictions for Lusk/Mira Mesa Industrial Park (the "C,C&R's") and applicable governmental rules and regulations; provided, however, that, in no event shall any use of the Premises involve any hazardous or dangerous activity not covered by the forms of insurance required to be maintained under this Lease.

     7.2   Compliance with Law.
           -------------------

      (a) Warranties by Landlord. Landlord warrants to Tenant
          ----------------------
that the Premises, in their existing state as of the date of this Lease and at the Commencement Date, but without regard to the use for which Tenant will use the Premises, do not violate any applicable building code regulation or ordinance. Landlord also warrants that the Premises shall be in good condition as of the Commencement Date, improved in accordance with the agreement of the parties with respect to the construction of Tenant Improvements, as set forth in the Schedule of Construction Responsibilities (Exhibit
B). In the event that it is determined that this Warranty has been violated, then it shall be the obligation of Landlord, after written notice from Tenant, to promptly, at Landlord's sole cost and expense, rectify any such violation in the event that Tenant does not give to Landlord written notice of the violation of this warranty within one (1) year after the Commencement Date, it shall be conclusively deemed that, such violation did not exist and the correction of the same shall be the obligation of Tenant; provided, however, that as to latent defects which are not discoverable by reasonable diligence on the part of Tenant during said one-year period, it is agreed that Landlord shall be responsible for correcting such undiscoverable latent defects during the one-year period beginning on the date Tenant discovers or should have reasonably discovered any such latent defect.

      (b) Tenant's Duties. Tenant shall, at Tenant's expense,
          ---------------
comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term of this Lease regulating the use by Tenant of the Premises. Tenant shall not use nor permit the use of the Premises in any manner that will create waste or a nuisance. Tenant shall comply with the Rules and Regulations attached hereto as Exhibit "C" and with the C,C&R's.

     7.3   Condition of Premises.  Tenant hereby accepts the
           ---------------------
Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises were at such times in good and sanitary order, condition and repair.

                ARTICLE 8: MAINTENANCE, REPAIRS AND ALTERATIONS

     8.1   Tenant's Obligations.  Tenant shall, at Tenant's sole cost
           --------------------
and expense, keep the Premises and every part thereof in good condition and repair (except as provided in Paragraph 8.2 with respect to Landlord's maintenance obligations), including without limitation all decorating, remodeling, alteration and painting required by Tenant during the term of this Lease. Tenant will pay for any repairs to the Premises, the Building or the Project made necessary by any negligence or carelessness of Tenant or its assignees, subtenants, employees or their respective agents or other persons permitted in the Building or the Project by Tenant, or any of them, and will maintain the Premises in a safe, clean, neat and sanitary condition. Notwithstanding anything in this Lease to the contrary, Tenant shall be responsible for replacing any glass that may be broken or removed at the direction of or by any negligence or carelessness of Tenant or its assignees, subtenants, employees or their respective agents or other persons permitted in the Building or the Project by Tenant. Landlord is not liable to repair any leaks in the roof of the Building or other damage to the Building resulting from penetrations of the Building's roof made by or at the request of Tenant, unless such penetration is made by Landlord's contractor before the Commencement Date.

     8.2   Landlord's Obligations.
           ----------------------

         (a) Scope of Responsibility.  Subject to Paragraph 8.1,
             ------------------------
         Landlord shall make all necessary repairs to the roof, exterior and interior demising walls, exterior doors, windows (but not glass), corridors and other common areas of the Building, the Common Area Facilities and the Common Areas. Landlord shall keep the Building and the Project in a safe, clean and neat condition, and use reasonable efforts to keep all equipment in the Building, such as elevators, plumbing, and heating, air conditioning and ventilation ("HVAC") equipment, in good condition and repair. Landlord shall also maintain and repair all structural parts of the Building, which structural parts include, without limitation, certain items listed above in this subparagraph (a) and the foundations, subflooring, unexposed electrical, plumbing and sewage systems, including those portions of the said systems lying outside the Premises, and gutters and downspouts on the Building. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building (or fixtures, appurtenances and equipment therein) or the Project. Tenant specifically waives the right to make repairs at Landlord's expense under Section 1942 of the California Civil Code or any other law, statute or ordinance now or hereafter in effect, subject, however, to subparagraph (b) below.

         (b) Corrective Action by Tenant.  Tenant shall promptly
             ---------------------------
         notify Landlord in writing of any repairs which Landlord is obligated to effect under subsection (a). Landlord shall promptly effect such repairs, taking into account whether or not the nature of the problem presents a hazard or emergency. If Landlord fails to effect such repairs within thirty (30) days after written notice from Tenant, Tenant may make the repairs itself in a commercially reasonable manner. If Tenant does so, Landlord shall reimburse Tenant for the cost of the repairs within fifteen (15) days after receipt of a reasonably detailed invoice from Tenant. If Landlord fails to reimburse Tenant within said 15-day period, interest shall accrue on the unpaid balance at the rate of interest specified in Paragraph 15.4(b) below from the date of disbursement by Tenant to the date of reimbursement by Landlord; provided, however, that no interest shall accrue on any disputed portion of an invoice from Tenant if Landlord notifies Tenant of a good faith dispute about such invoice within said 15-day period. Upon resolution of such dispute, interest shall accrue on the amount ultimately determined owing to Tenant in accordance with the above provisions.

     8.3  Surrender.  On the last day of the term hereof, or on any
          ---------
     earlier termination, Tenant shall surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment, which repair shall include the patching and filling of holes in floors and walls and repair of structural damage.

     8.4   Landlord's Rights.  if Tenant fails to perform Tenant's
           -----------------
     obligations under this Article 8, Landlord may at its option (but shall not be required to) enter upon the Premises, after reasonable notice to Tenant under the circumstances, and put the same in good order, condition and repair, and the cost thereof, together with interest thereon at the rate specified below in Paragraph 15.4 (Late Charges and Interest on Delinquent Payments) shall immediately become due and payable as Additional Rent. Landlord shall have the right, at any time, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and the configuration of the Common Areas and, upon giving Tenant reasonable notice thereof, to change the name, number or designation by which the Building and/or the Project is commonly known.

     8.5  Alterations and Additions.
          -------------------------

          (a) Procedure for Making Alterations.  After the
              --------------------------------
          Commencement Date Tenant shall not, without Landlord's prior written consent, make or permit any alterations, improvements, additions, or Utility Installations (as hereafter defined) in, on or about the Premises, except for non-structural alterations, exceeding Five Thousand Dollars ($5,000) in cost in each instance. As used in this Paragraph 8.5, the term "Utility Installation" shall mean bus ducting, power panels, wiring, fluorescent fixtures, space heaters, conduits, air conditioning equipment and plumbing. Landlord may require that Tenant remove any or all of said alterations, improvements, additions, or Utility Installations at the expiration of the Lease term, and restore the Premises to their prior condition, ordinary wear and tear excepted. Landlord may also require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond, in an amount equal to one hundred fifty percent (150%) of the estimated cost of such improvements, to insure Landlord against any liability for mechanics' and materialman's liens and to insure completion of the work. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior approval of Landlord, Landlord may require that Tenant remove any or all of the same.

          (b) Conditions to Landlord's Approval.  Any alterations,
              ---------------------------------
          improvements, additions or Utility Installations in or about the Premises that Tenant shall desire to make and which requires the consent of Landlord shall be presented to Landlord in written form, with detailed plans for the proposed work. If Landlord shall give its consent thereto, the consent shall be deemed conditioned upon Tenant's (1) acquiring a permit to do so from appropriate governmental agencies, (2) furnishing of a copy thereof to Landlord prior to the commencement of the work and (3) complying with all conditions of said permit in a prompt and expeditious manner.

          (c) Lien Free Construction.  Tenant shall pay when due
              ----------------------
          all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics' or materialman's 1ien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days' prior written notice of the commencement of any work in the Premises. Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises, upon the condition that if Landlord shall require, Tenant shall furnish Landlord with a surety bond satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Landlord against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs incurred by Landlord in participating in such action.

          (d) Ownership Upon Expiration of Lease.  Unless Landlord
              ----------------------------------
          requires their removal, all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Tenant) which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease term.

                        ARTICLE 9: INSURANCE; INDEMNITY

     9.1  Insuring Party.  As used in this Article 9, the term
          --------------
     "insuring party" shall mean the party designated in Item 10 of the

     Basic Lease Provisions who has the obligation to obtain the Property Insurance required hereunder. Whether the insuring party is Landlord or Tenant, Tenant shall, as additional rent for the Premises, pay the cost of all insurance required hereunder. If Landlord is the insuring party, Tenant shall pay the cost of the insurance so obtained by Landlord as Additional Rent.

     9.2  Liability Insurance.  Tenant shall, at Tenant's expense,
          -------------------
     obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage Insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than Three Million Dollars ($3,000,000) for personal injury and Five Hundred Thousand Dollars ($500,000) property damage. The liability policy shall contain cross liability endorsements and shall insure performance by Tenant of the indemnity provisions of this Article 9. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. Not more frequently than every three (3) years, if, in the reasonable opinion of Landlord, the amount of liability insurance required hereunder is not adequate, upon receipt from Landlord of a reasonably detailed explanation of the rationale for increasing such liability insurance coverage, Tenant shall increase said insurance coverage as required by Landlord; provided, however, that in no event shall the amount of the liability insurance increase be more than fifty percent (50%) greater than the amount thereof during the preceding three (3) years of the term of this Lease. However, the failure of Landlord to require any additional insurance coverage shall not be deemed to relieve Tenant from any obligations under this Lease.

     9.3  Property Insurance.
          ------------------

          (a) General Requirements.  The insuring party shall
              --------------------
          obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage, earthquake sprinkler leakage, with "inflation guard" or agreed amount endorsement, and any other perils which Landlord deems necessary. Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of any mortgages or deeds of trust encumbering the Premises. Tenant shall also obtain and keep in force during the term of this Lease a policy of business interruption insurance in an amount equal to the Basic Annual Rent and the Additional Rent for a period of at least twelve (12) months, with loss payable to Landlord. If such insurance coverage has a deductible clause, Tenant shall be liable for the deductible amount; provided, however, that the amount of such deductible clause shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord a certificate of such business interruption insurance.

          (b) Contents Insurance.  Tenant shall be solely
              ------------------
          responsible for insuring all contents of the Premises, including Tenant's furniture, fixtures, and equipment and improvements installed by Tenant.

          (c) Increases in Coverage.  Not more frequently than each
              ---------------------
          three (3) years during the term of this Lease, if, in the opinion of Landlord or the insuring party's insurance carrier, the amount of property insurance required hereunder is not adequate, the insuring party shall increase said insurance coverage. Such increase may, however, be more frequent than each three (3) years if required by the insurance carrier in order to maintain insurance for the full replacement cost of the Premises.

     9.4  Insurance Policies.
          ------------------

          (a) Requirements.  Insurance policies required under this
              ------------
Article 9 shall be issued by companies holding a "General Policyholder's Rating" of B+ or better, as set forth in the most current issue of Best's Insurance Guide. The insuring party shall
                 ----------------------
deliver to the other party copies of the policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord. If Landlord is the insuring party, Landlord shall name Tenant as an additional insured under the policies procured by Landlord in its capacity as the insuring party. Any certificates of insurance provided by Tenant shall add as additional insureds (but
                                                               ---
not "named insureds") Landlord and each of its partners, affiliates,
--------------------
directors, agents and employees and shall expressly provide that the interest of Landlord therein shall not be affected by any breach by Tenant of any policy provision. Insurance maintained by Tenant under this Article 9 shall be the primary insurance as respects Landlord (and any other additional insureds designated by Landlord) and not contributory with any other available insurance. Any certificates of insurance procured by Tenant evidencing the liability insurance coverage required under Paragraph 9.2 (Liability Insurance) shall contain an endorsement providing, in substance, that "such insurance as is afforded hereby for the benefit of Landlord shall be primary and any insurance carried by Landlord shall be excess and not contributory."

          (b) Miscellaneous.  If Tenant is the insuring party
              -------------
Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies required under Paragraph 9.3 (Property Insurance). If Tenant does or permits to be done anything which shall increase the cost of the insurance policies required under Paragraph 9.3, then Tenant shall forthwith, upon Landlord's demand, reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of the insurance. If Landlord is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Landlord shall deliver to Tenant a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

      9.5 Waiver of Subrogation.  Tenant and Landlord each hereby
          ---------------------
waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damages. The insuring party shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

      9.6 Indemnity.  Tenant shall indemnify and hold Landlord
          ---------
harmless from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord; provided, however, that nothing in this Lease shall relieve Landlord from liability for (a) breach of this Lease by Landlord, (b) its negligence or willful misconduct or omissions, or (c) the negligence or willful misconduct or omissions of its employees and agents.

      9.7 Exemption of Landlord from Liability.  Tenant hereby
          ------------------------------------
agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Buildings of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant; provided, however, that nothing in this Lease shall relieve Landlord from liability for
(a) breach of this Lease by Landlord, (b) its negligence or willful misconduct or omissions or (c) the negligence or willful misconduct or omissions of its employees and agents. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building, the Project or of any subtenant of Tenant.

                       ARTICLE 10:  DAMAGE OR DESTRUCTION

      10.1  Reconstruction.  If the Premises are damaged or destroyed
            --------------
during the term of this Lease, Landlord shall, except as hereinafter provided, diligently repair or rebuild them to substantially the condition in which they existed immediately prior to such damage or destruction; provided, however, that Tenant shall repair any damage which is estimated in good faith by Landlord to be under Five Thousand Dollars ($5,000). Landlord shall reimburse Tenant upon demand for expenses incurred by Tenant in such repair work.

      10.2  Rent Abatement.  Basic Annual Rent, but not Additional
            --------------
Rent, shall be abated proportionately; provided, however, that if the damage or destruction is not caused by or the result of Tenant's acts, omissions or willful misconduct (or that of its agents, employees or invitees), all rent shall abate as of the date on which payments under the policy of business interruption insurance required to be maintained by Tenant under Paragraph 9.3(a) cease (or in the event Tenant fails to procure such insurance, on the date such payments would have ceased had Tenant obtained such insurance). Such rent abatement shall be in proportion to the ratio of the portion of the Premises rendered unusable to the total Rentable Area of the Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with substantial completion by Landlord of the work or repair or reconstruction which Landlord is obligated or undertakes to do. If it is determined that continuation of Tenant's business is not practical pending reconstruction, Basic Annual Rent due and payable hereunder shall abate until reconstruction is substantially completed or until business is totally or partially resumed, whichever is the earlier.

      10.3  Excessive Damage or Destruction.  If the Premises are
            -------------------------------
damaged or destroyed to the extent that Landlord determines that they cannot, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty (180) days after the date of the damage or destruction, either Landlord or Tenant shall have the right to terminate this Lease. Landlord shall determine whether the Premises can be fully repaired or restored within said 180 day period, and Landlord's determination shall be conclusive on Tenant. Landlord shall send Tenant written notice of Landlord's determination within thirty (30) days after the date of the damage or destruction. If Landlord determines that the Premises can be fully repaired or restored within said 180-day period, or if it is determined that such repair or restoration cannot be made within said period but neither party elects to terminate this Lease within thirty (30) days after the date of said determination, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible.

      10.4  Uninsured Casualty.  Notwithstanding anything in this
            ------------------
Lease to the contrary, in the event of damage to or destruction of all or any portion of the Premises which is not fully covered by the insurance proceeds received by Landlord or which has not been insured under the insurance policies required under Article 9, Landlord may terminate this Lease by written notice to Tenant, given within thirty (30) days after the date of notice to Landlord that said damage or destruction is not so covered. If Landlord does not elect to terminate this Lease, this Lease shall remain in full force and effect and the Premises shall be repaired and rebuilt in accordance with the provisions for repair set forth in Paragraph
10.1 (Reconstruction).

      10.5  Waiver.  With respect to any destruction which Landlord is
            ------
obligated to repair or may elect to repair under the terms of this
Article 10, Tenant hereby waives all right to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law to tenants, except as expressly otherwise provided herein.

      10.6  Damage Near End of Term.  If the Premises are destroyed or
            -----------------------
damaged such that the reasonable cost of repair would exceed Twenty-five Thousand Dollars ($25,000.00) during the last twelve
(12) months of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

                    ARTICLE 11:  TAXES ON TENANT'S PROPERTY

      11.1  Tenant's Obligation.  Tenant shall be liable for and shall
            -------------------
pay ten (10) days before delinquency all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building or the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord pays the taxes, levies and assessments based upon such increased assessment, which Landlord shall have the right to do regardless of validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes, levies and assessments so levied against Landlord, or the proportion of such taxes, levies and assessments resulting from such increase in the assessment; provided that, in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation but without any cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes, levies and assessments so paid under protest, any amount so recovered to belong to Tenant.

      11.2  Additional Taxes Payable by Tenant.  If the Tenant
            ----------------------------------
Improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's "building standard" in other space in the Building are assessed, then the real property taxes levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Paragraph 11.1. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's "building standard," such records shall be binding on both Landlord and Tenant; otherwise the actual cost of construction shall be the basis for such determination.

                             ARTICLE 12:  UTILITIES

      Tenant shall be solely responsible for and shall promptly pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. Landlord shall not be responsible for providing any utilities or services to Tenant. If any such services are not separately metered to Tenant, Tenant shall pay as Additional Rent, its pro rata share thereof as provided above. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder.

                     ARTICLE 13:  ASSIGNMENT AND SUBLETTING

      13.1  Landlord's Consent Required.  Tenant shall not voluntarily
            ---------------------------
or involuntarily assign, sublet, mortgage, or otherwise encumber all or any portion of its interest in this Lease or in the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, and any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect.

      13.2  No Release of Tenant.  No permitted assignment,
            --------------------
subletting, mortgage or other encumbrance of Tenant's interest in this Lease shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subletting, assignment, mortgage or other encumbrance. Consent to one sublease, assignment, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent subletting, assignment, mortgage or other encumbrance.

      13.3  Notice to Landlord.  If Tenant desires at any time to
            ------------------
assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall send Landlord a written notice (the "Transfer Notice"), specifying (a) the name of the proposed subtenant or assignee; (b) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (c) all the terms and provisions of the proposed sublease or assignment; and (d) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee.

      13.4  Landlord's Option.  At any time within thirty (30) days
            -----------------
after Landlord's receipt of the Transfer Notice, Landlord may by written notice to tenant elect (a) to sublease the Premises or the portion thereof so proposed to be subleased by Tenant, or to take an assignment of Tenant's leasehold estate hereunder, or such part thereof as shall be specified in said notice, on the same terms stated in this Lease and in turn sublease or assign to the proposed subtenant or assignee on the same terms as those offered by Tenant to the proposed subtenant or assignee, as the case may be; or (b) to terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder. If Landlord does not exercise any option set forth in this Paragraph 13.4 within said thirty (30) day period, Tenant may thereafter within ninety days (90) after the expiration of said 30-day period enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions set forth in the Transfer Notice. If Tenant does not do so within ninety (90) days after the date of the Transfer Notice, any assignment or sublease shall be deemed a new transaction and will require a new Transfer Notice in compliance with Paragraph 13.3 (Notice to Landlord).

      13.5  Involuntary Transfers.  If this Lease is assigned to any
            ---------------------
person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. (S)101 et seq. (the "Bankruptcy Code"), any and all monies
                 -- ---
or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

      13.6  Related Matters.
            ---------------

          (a) No Merger.  The voluntary or other surrender of this
              ---------
Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall at the option of Landlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies.

          (b) Transfer of Stock.  If Tenant is a corporation which,
              -----------------
under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning and provisions of this Article 13.

          (c) Reimbursement of Costs.  Tenant agrees to pay
              ----------------------
Landlord Three Hundred Dollars ($300.00) to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises.

          (d) Excess Rent.  In the event that an assignment or
              -----------
sublease, which is otherwise permitted under the terms of this Lease, results in the payment of rent by the occupant in excess of the Basic Annual Rent imposed on Tenant hereunder, then fifty percent (50.0%) of such excess rent shall be paid to Landlord as rent hereunder. Tenant shall furnish Landlord with whatever information Landlord may reasonably require to determine whether such excess rent may be payable.

                         ARTICLE 14:  LANDLORD'S ACCESS

      Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times, upon twenty-four (24) hours notice (except in the case of an emergency or the performance of routine maintenance or repair work), for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. Notwithstanding anything in this Lease, including the Rules and Regulations (Exhibit C), to the contrary, it is agreed that Tenant may install its own locks on the computer equipment room in the Premises and that Landlord shall have no right to access to such computer equipment room, except in an emergency. Tenant agrees that Landlord shall not be liable for any damages or injury resulting from Landlord's being denied access to such computer equipment room.

                        ARTICLE 15:  DEFAULTS; REMEDIES

      15.1  Events of Defaults.  The occurrence of any one or more of
            ------------------
the following events shall constitute a material default and breach of this Lease by Tenant:

          (a) Vacation or Abandonment.  The vacating or abandonment
              -----------------------
of the Premises by Tenant.

          (b) Late Payment.  The failure by Tenant to make any
              ------------
payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after said payment is due.

          (c) Non-Performance.  The failure by Tenant to observe or
              ---------------
perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant (other than those involving payment of money), where such failure shall continue for a period of thirty (30) days after written notice from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion.

          (d) Insolvency.  The occurrence of any of the following
              ----------
events of insolvency:

          (1) Assignment.  The making by Tenant of any general
              ----------
assignment, or general arrangement for the benefit of creditors;

          (2) Bankruptcy.  The filing by or against Tenant of
              ----------
a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of an involuntary petition filed against Tenant, the same is dismissed within thirty (30) days);

          (3) Receivership.  The appointment of a trustee or
              ------------
receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or

          (4) Attachment.  The attachment, execution or other
              ----------
judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

          (e) Misrepresentation.  The discovery by Landlord that
              -----------------
any financial statement given to Landlord by Tenant, any assignee of

Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligations hereunder, and any of them, was materially false.

     15.2  Remedies.  In the event of any default or breach by Tenant
           --------
     under this Lease within the meaning of Paragraph 15.1 (Events of Default) Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach, exercise the remedies listed below in this Paragraph 15.2 and such other remedies Landlord may have at law or in equity. If Tenant causes or threatens to cause a breach of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to obtain all sums held by Tenant, by any trustee or in any account provided for herein, to enjoin such breach or threatened breach, and to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings and other remedies were not provided for in this Lease.

          (a) Termination by Landlord.  Landlord shall have the right to
              -----------------------
     terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In the event that Landlord shall elect to so terminate the Lease, then Landlord may recover from Tenant:

               (1) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves reasonably could have been reasonably avoided; plus

               (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

               (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

               (5) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

          (b) Definitions.  As used in subparagraphs (a)(1) and
              -----------
          (a)(2) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted under applicable law. As used in subparagraph (a)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (c) Re-Entry.  In the event of any such default by
              --------
          Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

          (d) Reletting Premises.  In the event of the vacation or
              ------------------
          abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in this Paragraph 15.2, Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

          (e) Application of Proceeds of Reletting.  In the event
              ------------------------------------
          that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied to payment of future rent hereunder. If upon any reletting Landlord should receive less rent than the amount due from Tenant under this Lease, then Tenant shall pay any deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

          (f) Conditions for Termination.  No re-entry or taking
              --------------------------
          possession of the Premises by Landlord pursuant to this Paragraph
          15.2 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

          (g) Cumulative Remedies.  Each right and remedy of
              -------------------
          Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

          (h) No Waiver.  No failure by Landlord to insist upon the
              ---------
          strict performance of any term hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. Efforts by Landlord to mitigate the damages caused by Tenant's breach of this Lease shall not be construed to be a waiver of Landlord's right to recover damages under this Paragraph 15.2. Nothing in this Paragraph 15.2 affects the right of Landlord to indemnification by Tenant in accordance with Paragraph 9.6 for liability arising prior to the termination of this Lease for personal injuries or property damage.

15.3  Default by Landlord.  Landlord shall not be in default
      -------------------
under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying in reasonable detail how Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

      15.4  Late Charges and Interest on Delinquent Payments.
            -------------------------------------------------

          (a) Late Charges.  Tenant hereby acknowledges that late
              ------------
payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to six percent (6.0%) of such overdue amount; provided, however, that in no event shall the amount of such late charge exceed Two Hundred Fifty Dollars ($250). The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (b) Interest on Past-Due Obligations.  Except as
              --------------------------------
expressly herein provided, any amount due Landlord not paid within ten (10) business days after written notice shall bear interest at the maximum rate permitted under applicable law. Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant. The parties agree that the payment of late charges and the payment of interest provided for in this Paragraph 15.4 are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments.

                          ARTICLE 16:  EMINENT DOMAIN

      16.1  Total Condemnation.  If the whole of the Premises is
            ------------------
acquired or condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or quasi-public use or purpose ("condemned"), then the Lease term shall terminate as of the date of title vesting in such proceeding and the rent shall be adjusted to the date of termination. Tenant shall immediately notify Landlord of any such occurrence.

      16.2  Partial Condemnation.  If any part of the Premises is
            --------------------
partially condemned, and such partial condemnation renders the Premises unusable for the business of the Tenant, then the term of this Lease shall terminate as of the date of title vesting in such proceeding and Rent shall be adjusted to the date of termination.
If such condemnation is not extensive enough to render the Premises unusable for the business of Tenant, then Landlord shall promptly restore the Premises to a condition comparable to its condition immediately prior to such condemnation proceeds recovered by Landlord less the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting the Basic Annual Rent shall be reduced in proportion that the floor area taken bears to the total Rentable Area of the Premises. If any parking areas are condemned, Landlord has the option, but not the obligation, to supply Tenant with alternative parking.

      16.3  Landlord's Award.  If the Premises are wholly or partially
            ----------------
condemned, then, subject to the provisions of Paragraph 16.4
(Tenant's Award), Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any right or claim in any part thereof from the Landlord or the condemning authority.

      16.4  Tenant's Award.  Tenant shall have the right to claim and
            --------------
recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant's own right on account of any and all costs or loss (including loss of business) to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

      16.5  Temporary Condemnation.  If the whole or any part of the
            ----------------------
Premises shall be condemned for any temporary public or quasi-public use or purpose, this Lease shall remain in effect and Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the term. If a temporary condemnation remains in force at the expiration or earlier termination of this Lease, Tenant shall pay to Landlord a sum equal to the reasonable cost of performing any obligations required of Tenant by this Lease with respect to the surrender of the Premises, including, without limitation, repairs and maintenance required, and upon such payment Tenant shall be excused from any such obligations. If a temporary condemnation is for an established period which extends beyond the term, this Lease shall terminate as of the date of occupancy by the condemning authority, and the damages shall be as provided in Paragraphs 16.3 and 16.4 and Basic Annual Rent shall be adjusted to the date of occupancy.

      16.6  Notice and Execution.  Landlord shall, immediately upon
            --------------------
service of process in connection with any condemnation or potential condemnation, give Tenant notice in writing thereof. Tenant shall immediately execute and deliver to the Landlord all instruments that may be required to effect the provisions of this Article 16.

                              ARTICLE 17: BROKERS

      Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease and the Sublease, excepting only the broker identified in Item 13 of the Basic Lease Provisions, and it knows no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay any commission due such broker.

                       ARTICLE 18: ESTOPPEL CERTIFICATE,
                          ATTORNMENT AND SUBORDINATION

      18.1  Estoppel Certificate.  Tenant shall at any time upon not
            --------------------
less than ten (10) business days' prior written notice from Landlord execute, acknowledge and deliver to Landlord an Estoppel Certificate substantially in the form attached hereto as Exhibit "D." Any Estoppel Certificate executed by Tenant may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such Estoppel Certificate within such time shall conclusively establish that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance, and (c) not more than one month's rent has been paid in advance. Such failure by Tenant, if willful, may, at Landlord's option, be treated by Landlord as a material default by Tenant under this Lease. If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant and such other information about Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received in confidence and shall be used only for the purposes herein set forth.

      18.2  Subordination
            -------------

          (a) Priority of Lease.  This Lease, at Landlord's option,
              -----------------
shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Execution of Documents.  Tenant agrees to execute any
              ----------------------
documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

      18.3  Attornment.  Tenant shall, in the event any proceedings
            ----------
are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by the Landlord, its successors or assigns, encumbering the Premises, or any part thereof, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as the Landlord under this Lease.

                        ARTICLE 19: LANDLORD'S LIABILITY

      19.1  Scope of Liability.  If Landlord is a limited partnership,
            ------------------
it is understood and agreed that any claims by Tenant shall be limited to the assets of such limited partnership. Tenant also expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner in such limited partnership, except to the extent of such partners' interests in such limited partnership.

      19.2  Transfer by Landlord; Landlord's Liability.
            ------------------------------------------

          (a) Landlord shall have the right to assign, hypothecate or otherwise transfer this Lease and Landlord's interest hereunder at any time at Landlord's option.

          (b) The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a Tenant's interest in a ground lease of the Premises, and except as expressly provided in Article 15, in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any, funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

                     ARTICLE 20:  MISCELLANEOUS PROVISIONS

      20.1  Use of Common Areas; Parking.  Tenant shall have the
            ----------------------------
non-exclusive right, in common with others, to the use of the Common Areas and common entrances, lobbies, elevators, ramps, drives, stairs, and similar access and serviceways, parking areas and the other common facilities in and adjacent to the Building and the Project, subject to such nondiscriminatory rules and regulations as may be adopted by the Landlord. Tenant shall have the right to designate thirty-five (35) reserved parking spaces in the parking areas for its exclusive use, and will do so in writing to Landlord within 120 days of the execution of this Lease.

      20.2  Severability.  The invalidity of any provision of this
            ------------
Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

      20.3  Time of Essence.  Time is of the essence of each and every
            ---------------
provision of this Lease.

      20.4  Captions.  Article and paragraph captions are used for
            --------
convenience of reference and are not a part of this Lease.

      20.5  Incorporation of Prior Agreements; Amendments.  This Lease
            ---------------------------------------------
contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither any real estate broker listed in
Item 13 of the Basic Lease Provisions hereof nor any cooperating broker on this transaction nor the Landlord or any employees or agents of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises. Tenant acknowledges that Tenant assumes all responsibility regarding the effect of and the necessity of complying with (a) the Occupational Safety Health Act and all similar or successor state and federal statutes and (b) all other applicable laws and regulations in force during the term of this Lease, except as otherwise specifically stated in this Lease.

      20.6  Notices.  Any notice required or permitted to be given
            -------
under this Lease shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Tenant or to Landlord at the addresses specified in Item 11 of the Basic Lease Provisions. Either party may by notice to the other specify a different address for notice purposes except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

      20.7  Waivers.  No waiver by one party of any provision hereof
            -------
shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. A party's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of that party's consent to or approval of any subsequent act by the other party. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

      20.8  Recording.  Tenant shall not record this Lease or a short
            ---------
form memorandum thereof without Landlord's prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default by Tenant under this Lease.

      20.9  Holding Over.  If Tenant remains in possession of the
            ------------
Premises or any part thereof after the expiration of the term hereof without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in an amount equal to one hundred twenty-five percent (125.0%) of the Basic
Annual Rent then payable, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

      20.10  Cumulative Remedies.  No remedy or election hereunder
             -------------------
shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

      20.11  Covenants and Conditions.  Each provision of this Lease
             ------------------------
to be performed by Tenant shall be deemed both a covenant and a condition.

      20.12  Binding Effect; Choice of Law.  Subject to any provisions
             -----------------------------
hereof restricting assignment or subletting by Tenant and subject to
Article 19 (Landlord's Liability), this Lease shall bind the parties, their personal representatives, successors and assigns.
This Lease shall be governed by and construed in accordance with the laws of the State of California.

      20.13  Attorneys' Fees.  If either party brings an action to
             ---------------
enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to its reasonable attorneys' fees to be paid by the losing party as fixed by the court.

      20.14  Signs and Auctions.  Tenant shall not place any sign upon
             ------------------
the Premises or conduct any auction thereon without Landlord's prior written consent.

      20.15  Corporate Authority.  If Tenant is a corporation, each
             -------------------
individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

      20.16  Consents.  Wherever in this Lease the consent of one
             --------
party is required to an act of the other party, such consent shall not be unreasonably withheld.

      20.17  Guarantor.  In the event that there is a guarantor of
             ---------
this Lease, said guarantor shall have the same obligations as Tenant under Paragraph 18.1 (Estoppel Certificate) and 20.15 (Consents) of this Lease.

      20.18  Quiet Possession.  Subject to Tenant's paying the Basic
             ----------------
Annual Rent and other items of rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

      20.19  Force Majeure.
             -------------

          (a) Events of Force Majeure.  Notwithstanding anything to
              -----------------------
the contrary contained in this Lease, each party shall be excused from performing any obligation or undertaking provided in this Lease, and any delay in the performance of any obligation under this

Lease shall be excused, so long as the performance of such obligation is prevented, delayed, retarded, hindered or prohibited by any act of God, such as earthquake, flood, inclement weather or other action of the elements; fire; explosion; war; invasion; civil insurrection; riot; mob violence; sabotage; malicious mischief; inability to procure or unavailability of or general shortage of labor, equipment, facilities, materials or supplies in the open market; general inability to obtain transportation; moratorium on the payment of financial obligations; lockouts (by persons other than the party invoking the benefits of this provision); strike or other action of labor unions or trade organizations; condemnation; pending litigation or appeal thereof or therefrom; laws or orders of any governmental authority whatever, whether civil, military, naval, environmental, municipal, state or federal authority; or any other cause (financial inability excepted), whether similar or dissimilar to the foregoing, which is not reasonably within the control of the party invoking the benefits of this Paragraph (hereafter, "event of force majeure").

          (b) Notices.  Any Party (the "affected party") whose
              -------
performance under this Lease is prevented or delayed by the occurrence of any event of force majeure shall notify the other party (the "other party") in writing of the occurrence of the event of force majeure and the cessation of the same within fifteen (15) days after such occurrence or cessation. The failure to so notify the other party shall be deemed to constitute a waiver of the benefits of this Paragraph. Each day of delay due to the occurrence of an event of force majeure shall result in one day's extension of the time for performance by the affected party. If such an extension of time is granted to the affected party, the time for performance by the other party shall be extended to the same extent.

          (c) Excessive Delay.  Notwithstanding anything in this
              ---------------
Paragraph to the contrary, if the cumulative amount of any delay(s) permitted or excused by reason of the occurrence(s) of an event of force majeure exceeds six (6) months, the other party shall have the right to cancel and terminate this Lease without penalty at any time by sending the affected party written notice to such effect.

                              ARTICLE 21:  ADDENDA

      21.1  Effect of Addenda.  The provisions of this Article 21, if
            -----------------
any, shall supersede and override any other provision in this Lease to the extent the same are inconsistent. This Article 21 shall consist of this Paragraph 21.1 and the following paragraphs which are also identified in Item 14 of the Basic Lease Provisions as being part of this Article 21.

      21.2  Expansion Space.  One year after the Rent Commencement
            ---------------
Date, provided Tenant is not in default under any of the terms or conditions of this Lease, Landlord agrees that Tenant shall have the right to relocate to other space in the Project or other space located in the City of San Diego which is owned by Landlord or The Naiman Company (the "New Space") on the following terms and conditions:

      (1) The New Space shall be at least fifty percent (50.0%) larger than the Premises;

      (2) Tenant provides Landlord with a sixty (60) day written notice of Tenant's desire to relocate to the New Space;

      (3) Any and all costs of both Landlord and Tenant, including without limitation legal fees incurred by Landlord in drafting a new lease for the New Space (which legal fees shall not exceed $1,000), all of Tenant's moving and relocation expenses and any brokerage commissions that may become payable to third parties by reason of Tenant's relocation shall be paid solely by Tenant;

      (4) Tenant continues to make payment of all items of rent, both Basic Annual Rent and Additional Rent, and any other payment required to be made under the Lease until Tenant is released from liability under this Lease;

      (5)  The rent for the New Space shall be equal to the greater of
(i) the Basic Annual Rent then payable under this Lease or (ii) the then current rental rate for the building or project in which the New Space is located as published in Landlord's schedule of rental rates;

      (6) Tenant executes a new lease on terms and conditions reasonably acceptable to Landlord; and

      (7) Effective as of the commencement date of the lease for the New Space, Tenant shall be released from liability under this Lease, except for liabilities or obligations arising from or relating to events or circumstances occurring prior to such date.

      21.3  Right of First Refusal.  If, during the term of the Lease
            ----------------------
Landlord decides to lease additional space in the Building to a third party, Landlord shall send written notice to such effect to Tenant. Tenant shall have the right of first refusal to lease the space described in such notice on the same terms and conditions offered to the third party. Tenant shall exercise its right of first refusal within two business days of receipt of such notice. Failure to timely exercise such right of first refusal shall constitute a waiver of the right of first refusal under this Lease.

      IN WITNESS WHEREOF, the parties hereto have executed this R&D Building Lease at the place and on the date specified immediately adjacent to their respective signatures below.

LANDLORD:

Executed at San Diego, California on February __, 1987.


                         SORRENTO TECH LIMITED, a
                         California limited partnership


                         By:/s/Jack Naiman
                            --------------------
                               Jack Naiman,
                         Title:  General Partner


TENANT:

Executed at San Diego, California on February 26, 1987.


                         BIOSYM TECHNOLOGIES, INC., a
                         California corporation


                         By: /s/Todd Schmidt
                             -----------------------------

                         Title: /s/
                                --------------------------


                         By: /s/ Arnie Hagler
                             -----------------------------

                         Title: CEO
                                --------------------------
LAL:  1618Y
      022487

                           FLOOR PLAN OF THE PREMISES
                           --------------------------




                                [to be provided]




















                                 EXHIBIT "A-1"

                            SITE PLAN OF THE PROJECT
                            ------------------------






















                                 EXHIBIT "A-2"

                          DEFINITION OF RENTABLE AREA
                          ---------------------------

      1.  Definition.  The term "Rentable Area" as used in this
          ----------
R&D Building Lease shall mean:

          (a) Single Tenant Floor.  As to each floor of each
              -------------------
building in the Project on which the entire space rentable to a tenant is or will be leased to one tenant (hereinafter referred to as "single Tenant Floor"), Rentable Area shall be the entire area bounded by the inside surface of the four exterior glass walls (or the inside surface of the permanent exterior wall where there is no glass) on such floor, including all areas used for elevator lobbies, corridors, special stairways, or elevators, common restrooms (if any), mechanical rooms, electrical rooms and telephone closets without deduction for columns and other structural portions of each building or vertical penetrations that are included for the special use of a tenant, but excluding the area contained within the exterior walls of each building's stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.
Rentable Area for a Single Tenant Floor shall include a prorata portion of any ground floor elevator lobby areas.

          (b) Multi-Tenant Floor.  As to each floor of each
              ------------------
building in the Project on which space is or will be leased to more than one tenant (hereinafter referred to as "Multi-Tenant Floor"), Rentable Area attributable to each such tenant shall be the total of (1) the entire area included within the premises covered by such tenant's lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior walls where there is no glass) bounding such premises, the exterior of all walls separating such premises from any public corridors or other public areas on such floor, and the centerline of all walls separating such premises from other areas leased or to be leased to other tenants on such floor, and (2) a pro rata portion of the area covered by the elevator lobbies, corridors, common restrooms (if any), mechanical rooms, electrical rooms and telephone closets situated on such floor and on the ground floor of a building (but only to the extent any of the same serve all tenants of the building).

      2.  Certification.  Landlord's architect shall determine
          -------------
the Rentable Area of each tenant's premises and such determination shall be binding and conclusive. A certified copy of such determination shall be delivered to Landlord and each tenant. Landlord reserves the right to have its architect redetermine the Rentable Areas of the Premises, the Building and/or the Project from time to time during the term of this Lease. A certified copy of any such redetermination shall be delivered to Landlord and each affected tenant. In the event of any such redetermination, each tenant's share of Building Operating Expenses or Project Operating Expenses, as the case may be, shall be recomputed.

      3.  Rentable Area of Building.  Total Rentable Area of
          -------------------------
the building is approximately 19,617 square feet.

      4.  Rentable Area of Project.  Total Rentable Area of the
          ------------------------
Project is 635,000 sq. ft.



                                 EXHIBIT "A-3"

                   SCHEDULE OF CONSTRUCTION RESPONSIBILITIES



      1.  Construction of Tenant Improvements.  Landlord shall
          -----------------------------------
construct certain improvements (the "Tenant Improvements") in the Premises. The Tenant Improvements shall consist of all interior improvements constructed in the Building which are not part of The Building's structure or shell and shall include by way of illustration, floor coverings, interior partitions, doors, ceilings, lighting fixtures, wall coverings, electrical and telephone outlets and fire sprinklers. The Tenant Improvements shall be constructed in accordance with plans and specifications prepared by Landlord's architect and approved by Landlord and Tenant. Landlord's architect shall prepare such plans and specifications in accordance with a space plan for the Premises prepared by Landlord's space planning firm and approved by Tenant as provided in Paragraph 4 below. Landlord shall pay for up to twenty (20) hours of such space planning work and the amount so paid by Landlord shall not be included as part of Landlord's Maximum Contribution (as defined below). As of the date of signing this Lease, Tenant has used more than 20 hours of space planning time. It is understood and agreed that the Tenant Improvements shall be constructed in all portions of the Premises to a level acceptable to Landlord. Landlord's contractor shall construct the Tenant Improvements.

      2.  Payment of Construction Costs.  The term
          -----------------------------
"Construction Costs" shall mean and include the cost and expense of constructing the Tenant Improvements, including without limitation the cost of labor and materials, space planning and architectural fees, the cost of moving Tenant's current HVAC equipment to the Premises, and the cost of any governmental permits and fees. Landlord shall pay a portion of the Construction Costs not to exceed Fifteen Dollars ($15.00) per sq. ft. of Rentable Area in the Premises ("Landlord's Maximum Contribution"). Tenant shall be solely responsible for paying any Construction Costs in excess of Landlord's Maximum Contribution. Before starting construction, Landlord shall provide Tenant with a written estimate of the Construction Costs. Tenant shall have the right to approve such estimate as provided in Paragraph 4 below. If Tenant disapproves of such cost estimate and the plans and specifications for the Tenant Improvements are changed as a result, the time expended in revising the plans and specifications and obtaining new cost estimates shall be included as part of Tenant's Delay.

      3.  Performance of Construction Work.  Landlord shall
          --------------------------------
cause to be obtained all necessary approvals and permits from all governmental agencies having authority over construction of the Tenant Improvements. All work performed by Landlord's contractor shall be done in a good and workmanlike manner in accordance with the approved plans and specifications.














                                  EXHIBIT "B"

      4.    Schedule of Approvals.
            ----------------------

          (a) Tenant shall approve the matters listed in the "Event" column below by the corresponding time specified in the "Time" column as follows:

              Event                                 Time
                                                    ----

      (1)        Space Plan Approval Date           February 27, 1987

      (2)        Deadline for Tenant's              Five (5) days after receipt
                 approval of working draw-          of working drawings and
                 ings and specifications            specifications

      (3)        Deadline for Tenant's              Three (3) days
                 approval of Construction           after receipt of cost
                 Costs                              estimate from Landlord

          (b) If Tenant fails to approve such matters by the times indicated, the delay in obtaining Tenant's approval shall be included as part of Tenant's Delay.


















                                  EXHIBIT "B"

              RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF
              ----------------------------------------------------
                               R&D BUILDING LEASE
                               ------------------


      1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the Building without the written consent of Landlord, first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All signs or lettering on doors shall conform to Landlord's sign criteria for the Building. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

      2. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises.

      3. Toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant or those employees or invitees of Tenant who shall have caused it.

      4. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

      5. Tenant shall not use or keep in the Premises any inflammable or combustible fluid or material, including, but not limited to, kerosene or gasoline. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

      6. Upon the termination of its tenancy, Tenant shall deliver to Landlord the keys for all offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

      7. Tenant shall not lay linoleum, tile, carpet or any other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant, or by the contractors, employees or invitees of Tenant who caused the damage.

      8. Landlord reserves the right to exclude or expel from the Buildings any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

      9. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building of which the Premises are a part.









                                  EXHIBIT "C"

      10. Tenant shall not disturb, solicit, or canvas any occupant of The Building and shall cooperate to prevent same.

      11. Without the written consent of Landlord, Tenant shall not use the name of the Building or the Project in connection with or in promotion or advertising the business of Tenant except as Tenant's address.

      12. The word "Building" as used herein means the building occupied by Tenant pursuant to the R&D Building Lease to which this Exhibit C is attached.

      13. Landlord reserves the right to promulgate reasonable rules and regulations relating to the use of parking areas, including assignment of specific parking areas by number, and such limitations as may in the opinion of Landlord be necessary and desirable. Tenant and Tenant's employees shall park their cars only in those portions of the parking areas designated by Landlord for employee parking.

      14. All exterior window coverings, whether curtains, blinds or otherwise, used by Tenant shall be approved in writing by Landlord. Landlord intends that all window coverings in the Project be uniform and standard in color, texture and appearance and Tenant shall have no right to deviate from or change the exterior window coverings approved by Landlord.



                                  EXHIBIT "C"

                              ESTOPPEL CERTIFICATE

                          Statement of Tenant Release



Date:                                           , 19
     ------------------------------------------     --

Re:   Address:
              ----------------------------------------

              ----------------------------------------

For Premises in:
                --------------------------------------

                --------------------------------------

Gentlemen:

      It is our understanding that you have made certain commitments to the Landlord of the subject premises and, as a condition thereof, have required this certification by the undersigned.

      The undersigned, as Tenant under that certain Office Lease dated __________________, 19___, made and entered into between Sorrento Tech Limited, as Landlord, and the undersigned, as Tenant, hereby ratified said Lease and certified that the undersigned has accepted possession and entered into occupancy of the Premises described in said Lease and the minimum rental in the monthly amount of $ ______________ was payable from that or an earlier date; that said Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; that the same represents the entire agreement between the parties as to the leasing;
that the terms of said Lease to be performed by the Landlord have been fully satisfied, including without limitation, that the improvements and space required to be furnished according to said Lease have been completed in all respects, that Landlord has fulfilled all of its duties of an inducement nature, that all required contributions by Landlord to Tenant on account of Tenant's improvements have been paid and received; and that on this date there are no existing defenses or offsets which the undersigned has against the enforcement of said Lease by Landlord; that rental has not been paid in advance except as provided by the Lease terms, and that security in the sum of $ ________ has been deposited with Landlord; and that all minimum rental due as of this date has been paid.


                         Very truly yours,

                         __________________________________

                         __________________________________
                                       TENANT












                                  EXHIBIT "D"

                               PARKING AGREEMENT


      Subject to compliance with the following Rules and Regulations, so long as the Lease to which this Parking
Agreement is attached remains in effect, Tenant or persons designated by Tenant shall be entitled to park, on a non-exclusive basis, in the Project parking facilities, and on surface parking areas located on the Project.

      All persons utilizing the Project parking facilities shall comply with this Parking Agreement. The following Rules and Regulations are in effect until Landlord notifies Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the Project parking as it deems necessary. Landlord may refuse to permit any person who violates this Parking Agreement to park in the Project parking facilities.
Any violation of this Parking Agreement shall subject the violator's car to removal from the Project parking facilities at the violator's expense.


                             Rules and Regulations


     1. Cars must be parked entirely within the stall lines painted on the floor.

     2.   All directional signs and arrows must be observed.

     3.   The speed limit shall be 5 miles per hour.

     4.   Parking is prohibited:

          (a)  In areas not striped for parking,

          (b)  In fire lanes,

          (c)  Where "no parking" signs are posted,

          (d)  In cross-hatched areas, or

          (e) In such other areas as may be designated by Landlord.

     5. Every parker is required to park and lock his or her own car. All responsibility for damage to cars or persons is assumed by the parker.

     6. No more than one vehicle may be parked in any one parking space. Washing, waxing, cleaning or servicing of any vehicle by a parker and/or his agents is prohibited.

     7. Tenant shall acquaint all its officers and employees with these Rules and Regulations.



                                  EXHIBIT "E"
CJM: 1665G
P: 0049G
080984

                            FIRST AMENDMENT OF LEASE
                            ------------------------

     This First Amendment of Lease is between SORRENTO TECH LIMITED ("Landlord") and BIOSYM TECHNOLOGIES, INC. ("Tenant").

                                   Recitals:
                                   ---------

A. On February 26, 1997, Landlord and Tenant entered into a lease agreement for approximately 10,270 square feet in the Naiman Tech Center at 10065 Barnes Canyon Road, San Diego, California ("New Premises").

B. Pursuant to the terms of said lease agreement, the Target Commencement Date of the New Premises was June 1, 1987, and the Rent Commencement Date for Initial Basic Annual Rent is February 1, 1988.

     The  parties  hereto  wish to amend the lease agreement as follows:

     1. The term "Target Commencement Date" shall be deleted from the lease agreement. Paragraphs 3.1(a) - (c), paragraph 3.2, and paragraphs 4(a) and (b) of Exhibit "B" to the lease agreement shall be deleted in their entirety. The term "Commencement Date" as used in the lease agreement shall mean October 1, 1987, provided Landlord delivers possession of the premises to Tenant, pursuant to approved plans and specifications, no later than November 1, 1987. For each day that Landlord delivers possession of the premises to Tenant after November 1, 1987, one day shall be added to the "Commencement Date" and Rent Commencement Date for Initial Basic Annual Rent as defined herein. By way of example only, if the Landlord delivers possession to Tenant on October 15, 1987, the "Commencement Date" remains October 1, 1987, and the Rent Commencement Date for Initial Basic Annual Rent remains May 1, 1988. If the Landlord delivers possession to Tenant on November 5, 1987, the "Commencement Date" shall be October 5, 1987, and the Rent Commencement Date for Initial Basic Annual Rent shall be May 5, 1988.

     2. The Rent Commencement Date for Initial Basic Annual Rent shall be May 1, 1988, subject to modification as set forth in paragraph 1 hereof and further subject to modification as follows:

      The cost of all Tenant Improvements in excess of Landlord's Maximum Contribution shall be credited against the seven (7) month Rent Abatement Period provided in paragraph 6(c) of the Basic Lease Provisions. Landlord estimates such excess to be in the amount of Forty-nine Thousand Two Hundred Eighty-seven Dollars ($49,287.00) pursuant to approved plans and specifica-tions. Such credit shall be in lieu of a cash payment required by Tenant to pay for Construction Costs in excess of Landlord's Maximum Contribution. By way of example, if the monthly basic rent is

Eleven Thousand Two Hundred Ninety-seven Dollars ($11,297.00) and the total excess Construction Costs of Tenant Improvements is Forty-nine Thousand Two Hundred Eighty-seven Dollars ($49,287.00), the credit against rent abatement is
4.36 months, or 4 months and 11 days ($49,287.00 divided by $11,297.00).
Therefore, the reduced Rent Abatement Period shall commence on October 1, 1987, and continue for 2.64 months or 2 months and 20 days. Rent payable for a partial month shall be prorated based on a 30-day month. The cost of Tenant Improve-ments in excess of Landlord's Maximum Contribution may increase or decrease pursuant to written change orders executed by Landlord and Tenant and the credit against the Rent Abatement Period may therefore increase or decrease.

     3. Tenant shall continue to pay all amounts due under the terms of its existing lease agreement for 9605 Scranton Road pursuant to the terms of the Lease Termination Agreement between Landlord and Tenant dated September 10, 1987.

     4. Landlord shall construct the System #1, Basic System Wall in the New Premises as outlined in a letter to Tenant from Landlord dated August 5, 1987. The total cost to Tenant of said Basic System Wall shall be no more than Fifty-five Thousand Five Hundred Thirty-nine Dollars ($55, 539.00).*

         4.1 Notwithstanding paragraph 8.5(d) of the lease agreement, Tenant may remove the System #1, Basic System Wall from the New Premises and the same shall remain the property of Tenant upon termination or expiration of the lease agreement.

     5. Except as specifically amended herein, all the terms of the lease agreement, including defined terms, shall remain unchanged and in full force and effect.

     6. This Amendment of Lease may be executed in counter-parts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     7. This Amendment of Lease supersedes all prior lease negotiations, understandings, amendments or modifications, whether written or verbal, with respect to the subject matter hereof.

     Landlord:

     Executed at San Diego, California, on September 15, 1987.
                                           ------------

                       SORRENTO TECH LIMITED, a
                       California Limited Partnership

                       By:

                       /s/Jack Naiman
                       ---------------------------------
                       Jack Naiman,  General Partner

                    AMENDMENT NO. 2 TO R & D BUILDING LEASE

                                    BETWEEN

                             SORRENTO TECH LIMITED

                                      AND

                           BIOSYM TECHNOLOGIES, INC.

        This AMENDMENT NO. 2 to R & D BUILDING LEASE ("Amendment No. 2") is made this 31st day of July 1988, by and between SORRENTO TECH LIMITED, a California limited partnership ("Landlord") and BIOSYM TECHNOLOGIES, INC., a California corporation ("Tenant").

                                   RECITALS
                                   --------

        A. Landlord and Tenant are parties to a certain R & D Building Lease dated February 26, 1987, as amended by that certain First Amendment of Lease dated September 15, 1987 (collectively, the "Lease"). Under the Lease, Tenant is leasing from Landlord approximately 10,270 square feet of space (the "Original Premises")in a building (the "Building") owned by Landlord and located at 10065 Barnes Canyon Road, Suite A, City of San Diego, San Diego County, California 92121. The Original Premises and the Building are more particularly described in the Lease.


        B. The purpose of this Amendment No. 2 is to amend the Lease in order to reflect the parties' agreement concerning (i) the leasing by Landlord to Tenant of the Additional Premises (as defined below) pursuant to the terms and conditions of that certain proposal letter dated June 30, 1988 from Landlord to Tenant and (ii) Landlord's grant of a right of first refusal to Tenant with regard to Tenant's leasing of the remaining space in the Building.

                                   AGREEMENT
                                   ---------

        NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, receipt of which is hereby acknowledged, the parties do hereby agree as follows:

        1.1  Addition of New Article 22.  A new Article 22 is hereby added to
             --------------------------
the Lease to read as follows:



                        ARTICLE 22:  ADDITIONAL PREMISES

        22.1  Lease of Additional Premises.  Landlord hereby leases to Tenant
              ----------------------------
and Tenant hereby leases from Landlord the "Additional Premises" on all the terms and conditions of the Lease, except as otherwise expressly provided in this Article 22. The Additional Premises are more particularly described in Subparagraph 22.1(a) below.

        (a)  Additional Premises.   The Additional
             -------------------
Premises shall consist of the following:

                      (1)  Rentable Area: Approximately 6,000 sq. ft.
                           --------------

                      (2)  Location.  That certain 6,000 square feet
                           --------
immediately adjacent to and contiguous with the Premises as shown on the Floor Plan of the Premises attached to the Lease as Exhibit "A-1."

                      (3)  Address: 10055 Barnes Canyon Road, San Diego, CA
                           -------
92121.

                (b) Term:  The lease term (the "Expansion Lease Term") for the
                    ----
Additional Premises shall commence on the "Expansion Commencement Date" (as defined in Paragraph 22.2 below). Notwithstanding anything to this Lease to the contrary, the Lease term for the Premises and the Expansion Lease Term shall terminate as of July 31, 1992.

                (c) Target Expansion Commencement Date. The Target Expansion
                    ----------------------------------
Commencement Date is October 1, 1988.

                (d) Rent.
                    ----

                      (1)  Basic Annual Rent. The base monthly rent (the "Base
                           -----------------
Monthly Rent") for the Additional Premises shall be $1.00 triple-net ("NNN") per square foot per month. Notwithstanding the foregoing, the Base Monthly Rent for the first twelve months of Tenant's occupancy of the Additional Premises shall be as follows:

                   Month                    Rental Rate
                   -----                    -----------

                   Months 1-4           $-0- per sq. ft.
                   Months 5-8           $0.30 NNN per sq.ft.
                   Months 9-12          $0.50 NNN per sq.ft.

                      (2)  Building and Project Operating Expenses:  Building
                           ----------------------------------------
Operating Expenses and Project Operating Expenses as provided by Paragraph 6(c) of the Basic Lease Provisions shall accrue and be payable by Tenant for the Additional Premises beginning on the Expansion Commencement Date.

                      (3)  Adjustment to Base Monthly Rent: The Base Monthly
                           --------------------------------
Rent shall be increased annually at the rates specified in Paragraph 6(b) of the Basic Lease Provisions on each successive anniversary of the Expansion Rent Commencement Date as defined by Paragraph 22.1(d)(4) below, commencing on the first anniversary of the Expansion Rent Commencement Date.

                      (4)  Expansion Rent Commencement Date:  Base Monthly Rent
                           ---------------------------------
shall commence on the first calendar day (the "Expansion Rent Commencement Date") of the fifth month after the Expansion Commencement Date.

                 (e)  Security Deposit.  Prior to the construction of the
                      ----------------
Expansion Tenant Improvements (as defined in Paragraph 22.2(b) below). Tenant shall pay to the Landlord the sum of $6,000 as a security deposit for the Additional Premises.

                       22.2  Expansion Commencement Date.
                             ---------------------------

                              (a) General.  Subject to all terms and conditions
                                  -------
       of this Paragraph 22.2, the Expansion Lease Term shall be as specified in Paragraph 22.1(b) above unless earlier terminated or extended as provided in the Lease. The parties intend that the Expansion Lease Term shall commence on the Target Expansion Commencement Date. The date on which the Expansion Lease Term actually commences is referred to as the "Expansion Commencement Date."

                              (b)      Definition.  The Expansion Commencement
                                       ----------
       Date shall be the date which is the first to occur of: (1) the date on which Landlord substantially completes construction of the tenant improvements for the Additional Premises (the "Expansion Tenant Improvements") and a certificate of occupancy is issued for the Additional Premises by the City of San Diego or (2) the date on which Landlord would have substantially completed construction of the Expansion Tenant Improvements but for Tenant's Delay (as defined below). If Tenant takes possession of or commences use of the Additional Premises (or any portion thereof) for any purpose, including construction, before the Expansion Commencement Date, the Expansion Lease Term shall not commence, but such occupancy shall be subject to all the terms and conditions of the Lease and Tenant shall be obligated to pay all items of rent under the Lease from the date Tenant takes possession or commences use of the affected portion of the Additional Premises.

                              (c) Tenants Delay.  If construction of the
                                  -------------
       Expansion Tenant Improvements is delayed or postponed by any delay caused by Tenant ("Tenant's Delay"), the Expansion Commencement Date shall be adjusted in accordance with the provisions of Paragraph 22.2(b)(2) above by the actual number of days by which Landlord`s substantial completion of the Expansion Tenant Improvements is delayed due to Tenant's delay.

                              (d) Effect of Delay in Expansion Commencement
                                  -----------------------------------------
       Date.    Notwithstanding the Target Expansion Commencement Date, if for
       -----
       any reason the Expansion Commencement Date occurs after the Target Expansion Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of the Lease or the obligations of Tenant under the Lease or extend the Lease Term for the Premises or the Expansion Lease Term. Tenant's obligations to pay the Base Monthly Rent shall be measured from the Expansion Commencement Date.

                              (e) Construction of Expansion Tenant Improvements.
                                  ----------------------------------------------
       The Expansion Tenant Improvements shall be constructed by Landlord in accordance with plans and specifications approved by Landlord and Tenant. The Expansion Tenant Improvements shall include the construction of certain interior improvements for use by Tenant in the course of its business. Landlord shall contribute a total of $20.00 per square foot ("Landlord`s Maximum Contribution") toward the cost of the Expansion Tenant Improvements. In the event the cost of the Expansion Tenant Improvements is less than Landlord`s Maximum Contribution, the difference shall be credited toward Tenant's first rental payments. Conversely, in the event the cost of the Expansion Tenant Improvements exceeds Landlord`s Maximum Contribution, the difference shall be paid by Tenant as the construction of the Expansion Tenant Improvements progresses, with the balance to be paid to Landlord by Tenant prior to Tenant's taking occupancy of the Additional Premises.

                       22.3  Right of First Refusal.  Provided Tenant is not
                             -----------------------
       in default under the terms of the Lease, Tenant shall have the right of first refusal to lease approximately 3,347 sq. ft. of remaining unleased space (the "Vacant Space") in the building. Landlord shall notify Tenant in writing no later than five (5) business days following Landlord's receipt of any bona fide offer to lease the Vacant Space to a third party. Such written notice shall specify the terms of said offer, and Tenant shall have five (5) business days after receipt of such written notice within which to exercise its right of first refusal by providing written notice to Landlord of Tenant's intent to lease the Vacant Space upon the same terms and conditions offered by the third party.

                  1.2  Security Deposit and Additional Rent. It is understood
                       -------------------------------------
and agreed that as additional consideration for this Amendment No. 2 Tenant has paid to Landlord the sum of $11.297 representing the Security Deposit payable to Landlord by Tenant as provided by Paragraph 8 of the Base Lease Provisions. Tenant has also paid to Landlord the sum of $18,890 representing accrued Building Operating Expenses and Project Operating Expenses applicable to the Original Premises as provided by Paragraph 6(c) of the Basic Lease Provisions.

                  1.3  Effect of Amendment.  Terms used in this Amendment
                       -------------------
No. 2 with initial capital letters are defined terms which shall have the same meaning ascribed to them in the Lease, unless the context of this Amendment No. 2 expressly provides otherwise. Except as amended by this Amendment No. 2, the Lease shall remain in full force and effect as to both the Original Premises and the Additional Premises. In the event of a conflict between provisions of the Lease and those of this Amendment No. 2, this Amendment No. 2 shall control.

        IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 2 to R & D BUILDING LEASE, as of the date first above written.

"LANDLORD"                              "TENANT"

SORRENTO TECH LIMITED,                  BIOSYM TECHNOLOGIES, INC.
a California limited                    a California corporation
partnership

By:  /s/Jack Naiman                     By:  /s/Don Miller
   ----------------------                  -----------------------------
Title:  General Partner                 Title:  Vice President, Finance
                                              --------------------------
                                        By:  /s/Arnie Hagler

                                        Title:  Chairman
                                              --------------------------

                    AMENDMENT NO. 3 TO R & D BUILDING LEASE

                                    BETWEEN

                             SORRENTO TECH LIMITED

                                      AND

                           BIOSYM TECHNOLOGIES, INC.

     This AMENDMENT NO. 3 TO R & D BUILDING LEASE ("Amendment No. 3") is made this 28th day of July 1989, by and between SORRENTO TECH LIMITED, a California limited partnership ("Landlord"), and BIOSYM TECHNOLOGIES, INC., a California corporation ("Tenant").

                                    RECITALS
                                    --------

     A. Landlord and Tenant are parties to a certain R & D Building Lease dated February 26, 1987, as amended by (1) a certain First Amendment of Lease dated September 15, 1987 and (2) a certain Amendment No. 2 to R & D Building Lease dated July 31, 1998 (collectively, the "Lease"). Under the Lease, Tenant is leasing from Landlord approximately 16,270 square feet of space (the "Original Premises") in a building (the "Building") owned by Landlord and located at 10065 Barnes Canyon Road, Suite A, City of San Diego, San Diego County, California 92121. The Original Premises and the Building are more particularly described in the Lease.

     B. The purpose of this Amendment No. 3 is to amend the Lease in order to reflect the parties' agreement concerning the leasing by Landlord to Tenant of the Expansion Premises (as defined below) pursuant to Tenant's right of first refusal to lease the Vacant Space (as defined in the Lease).

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.1  Addition of New Article 23.   A  new  Article 23   is hereby added to
          --------------------------
the Lease to read as follows:

                        ARTICLE 23:   EXPANSION PREMISES

         23.1  Lease of Expansion Premises.  Pursuant to Paragraph 22.3 of the
               ---------------------------
    Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Vacant Space on all the terms and conditions of the Lease, except as otherwise expressly provided in this Article 23. For purposes of this Amendment, the Vacant Space shall be referred to as the "Expansion Premises." The Expansion Premises are more particularly described in Paragraph 23.1(a) below.

              (a)  Expansion Premises.  The Additional Premises shall consist of
                   ------------------
    the following:

                   (1)  Rentable Area:   Approximately 3,347 sq. ft.

              (2)  Location:    That certain 3,347 square feet adjacent to and
                   --------
    contiguous with the Original Premises as shown on the Floor Plan of the Original Premises attached to the Lease as Exhibit "A-1."

              (3)  Address:   10065 Barnes Canyon Road, San Diego, California
                   -------
    92121.

              (b)  Term.  The Lease term (the "Expansion Lease Term") for the
                   ----
    Expansion Premises shall  commence  on  the  "Expansion  Commencement  Date"
    (as defined  in  Paragraph 23.2  below).   Notwithstanding anything  in
    this Lease to the contrary, the Lease term for the Original Premises and the Expansion Lease Term shall terminate as of July 31, 1992.

              (c)  Target  Expansion Commencement Date.  The Target Expansion
                   -----------------------------------
    Commencement Date is October 1, 1989.

              (d)  Rent.
                   ----

              (1)  Basic Annual Rent:   The Basic Annual Rent for the Expansion
                   -----------------
    Premises shall be $1.00 triple-net (NNN) per square foot per month. The Basic Annual Rent for the Expansion Premises shall be payable beginning on the Expansion Rent Commencement Date (as defined in Paragraph 23.1(d) (4) below.) Beginning July 1, 1998, the Basic Annual Rent for the Original Premises shall be $1.00 triple-net (NNN) per square foot per month.

              (2) Building and Project Operating Expenses:   Building Operated
                  ---------------------------------------
    Expenses and Project Operating Expenses as provided under Article 5 of the Lease shall accrue and be payable by Tenant for the Original Premises beginning on the Expansion Commencement Date.

              (3)  Adjustments to Base Monthly Rent:  The Base  Monthly Rent for
                   --------------------------------
    the Expansion Premises shall be increased annually at the rates specified in Paragraph 6(b) of the Basic Lease Provisions of the Lease on each successive
    anniversary of the Expansion Rent   Commencement   Date   as   defined  by
    Paragraph 23.1(d) (4) below, commencing on the first anniversary of the Expansion Rent Commencement Date.

              (4)  Expansion Commencement Date:  Basic Annual Rent for the
                   ---------------------------
    Expansion Premises shall commence on the first calendar day (the "Expansion Rent Commencement Date") of the fifth month after the Expansion Commencement
                                    -----
    Date.

         23.2  Expansion Commencement Date.
               ---------------------------

              (a) General. Subject to all the terms and conditions  of this
                  -------
    Paragraph 23.2, the Expansion Lease Term shall be as specified in Paragraph 23.1(b) above, unless earlier terminated or extended as provided in the Lease. The parties intend that the Expansion Lease Term shall commence on the Target Expansion Commencement Date. The date on which the Expansion Lease Term actually commences is referred to as the "Expansion Commencement Date."

              (b) Definition. The Expansion Commencement Date shall be the date
                  ----------
    which is the first to occur of: (1) the date which Landlord substantially completes construction of the tenant improvements for the Expansion Premises (the "Expansion Tenant Improvements") or (2) the date on which Landlord would have substantially completed construction of the Expansion Tenant Improvements but for Tenant's Delay (as defined below). If Tenant takes possession of or commences use of the Expansion Premises (or any portion thereof) for any purpose, including construction, before the Expansion Commencement Date, the Expansion Lease Term shall not commence, but such occupancy shall be subject to all the terms and conditions of the Lease and Tenant shall be obligated to pay all items of rent under the Lease from the date Tenant takes possession or commences use of the affected portion of the Expansion Premises.

              (c) Tenant's Delay. If construction of the Expansion Tenant
                  --------------
    Improvements is delayed or postponed by any delay caused by Tenant ("Tenant's Delay"), the Expansion Commencement Date shall be adjusted in
    accordance    with    the    provisions    of Paragraph 23.2(b) (2) above by
    the actual number of days by which Landlord's substantial completion of the Expansion Tenant Improvements is delayed due to Tenant's Delay.

              (d)  Effect of Delay in Expansion Commencement Date.
                   ----------------------------------------------
    Notwithstanding the Target Expansion Commencement Date, if for any reason the Expansion Commencement Date occurs after the Target Expansion Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of the Lease or the obligations of Tenant under the Lease or extend the Lease Term for the Premises or the Expansion Lease Term. Tenant's obligation to pay Basic Annual Rent shall be measured from the Expansion Commencement Date.

              (e)  Construction of Expansion Tenant Improvements.   The
                   ---------------------------------------------
    Expansion Tenant Improvements shall be construed by Landlord in accordance with plans and specifications approved by Landlord and Tenant. The Expansion Tenant Improvements shall include the construction of certain interior improvements for use by Tenant in the course of its business.
    Landlord shall contribute a total of $20.00   per   square   foot
    ("Landlord's Maximum Contribution") toward the cost of the Expansion Tenant Improvements. In the event the cost of the Expansion Tenant Improvements is less than Landlord's Maximum Contribution, the difference shall be credited toward Tenant's first rental payment. Conversely, in the event the cost of the Expansion Tenant Improvements exceeds Landlord's Maximum Contribution, the difference shall be paid by Tenant as the construction of the Expansion Tenant Improvements progresses, with the balance to be paid to Landlord by Tenant prior to Tenant's taking occupancy of the Additional Premises.

    1.2  Security Deposit.  It is understood and agreed that Tenant shall pay to
         ----------------
Landlord upon execution of this Amendment No. 3, the sum of $3,347 representing the Security Deposit for the Expansion Premises payable to Landlord by Tenant.

    1.3  Effect of Amendment.  Terms used in this Amendment    No. 3  with
         -------------------
initial capital letters are defined terms which shall have the same meaning ascribed to them in the Lease, unless the context of this Amendment No. 3 expressly provides otherwise. Except as amended by this Amendment No. 3, the Lease shall remain in full force and effect as to both the Original Premises and
the Expansion Premises.  In the event of   a conflict  between  the provisions
of the Lease and those of this Amendment No. 3, this Amendment No. 3 shall control.

    IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 3 TO R & D BUILDING LEASE, as of the date first written above.

"LANDLORD"                                      "TENANT"

SORRENTO TECH LIMITED                           BIOSYM TECHNOLOGIES, INC.,
a California Limited                            a California corporation
partnership

By:   /s/Jack Naiman                            By:   /s/Don Miller
   -----------------                               ----------------
     Jack Naiman
   General Partner                              Title:   Vice President, Finance
                                                      --------------------------

                                                By:   /s/Robert Enoch
                                                   ------------------

                                                 Title:  President and Chief
                                                       ----------------------
                                                         Operating Officer
                                                       ----------------------

                            AMENDMENT NO. 4 TO R & D BUILDING LEASE

                                            BETWEEN

                                     SORRENTO TECH LIMITED

                                              AND

                                   BIOSYM TECHNOLOGIES, INC.

                     This Amendment No. 4 to R & D BUILDING LEASE ("Amendment
                  No. 4") is made this 26th day of November 1990, by and between SORRENTO TECH LIMITED, a California limited partnership ("Landlord") and BIOSYM TECHNOLOGIES, INC., a California corporation ("Tenant").

                                            RECITALS
                                            --------

                     A. Landlord and Tenant are parties to a certain R & D Building Lease dated February 26, 1987, as amended by (1) a certain First Amendment of Lease dated September 15, 1987, (2) a certain Amendment No. 2 dated July 31, 1988, and (3) a certain Amendment No. 3 dated July 28, 1989 (collectively, the "Lease"). Under the Lease, Tenant is leasing from Landlord approximately 19,617 square feet of space (the "Original Premises")in a building (the "Building") owned by Landlord and located at 10065 Barnes Canyon Road, Suite A, City of San Diego, San Diego County, California 92121. The Original Premises and the Building are more particularly described in the Lease.

                     B. The purpose of this Amendment No. 4 is to amend the Lease in order to reflect the parties' agreement concerning the leasing by Landlord to Tenant of Additional Premises (as defined below).

                                           AGREEMENT
                                           ---------

                     NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                     1.1  Addition of New Article 24.  A new Article 24 is
                          --------------------------
                  hereby added to the Lease to read as follows:

                                ARTICLE 24:  ADDITIONAL PREMISES

                     24.1    Lease of Additional Premises.  Landlord hereby
                             ----------------------------
                  leases to Tenant and Tenant hereby leases from Landlord the "Additional Premises" on all the terms and conditions of the Lease, except as otherwise expressly provided in this Article
                  24. The Additional Premises are more particularly described in Paragraph 24.1 (a) below.

                     (a)  Additional Premises.   The Additional Premises shall
                          -------------------
                  consist of the following:

                       (1) Rentable Area: Approximately 1,520 square feet.
                           -------------

                       (2) Location.  That certain 1,520 square feet known as
                           --------
                  Suite E and F within the building located at 10055 Barnes Canyon Road.

                       (3) Address:  10055 Barnes Canyon Road, San Diego,
                           -------
                  California 92121.

                     (b) Term:  The Lease term (the "Additional Premises Lease
                         ----
                  Term") for the Additional Premises shall commence on the "Additional Premises Commencement Date" (as defined in paragraph 24.2 below). Notwithstanding anything to this Lease to the contrary, the Lease term for the Original Premises shall terminate on July 31, 1992. The Lease Term for the Additional Premises contained in this Amendment No. 4 shall terminate as of April 7, 1991.

                     (c) Additional Premises Commencement Date.  The Additional
                         -------------------------------------
                  Premises Commencement Date is October 8, 1990.

                     (d)  Rent.
                          ----

                       (1)  Basic Annual Rent.  The Basic Annual Rent for the
                            -----------------
                  Additional Premises shall be $0.99 triple-net (NNN) per square foot per month. The Basic Annual Rent for the Additional Premises shall be payable beginning on the Additional Premises Commencement Date (as defined in Paragraph 24.2 below).

                       (2) Building and Project Operating Expenses:  Building
                           ---------------------------------------
                  Operating Expenses and Project Operating Expenses as provided under Article 5 of the Lease shall accrue and be payable by Tenant for the Additional Premises beginning on the Additional Premises Commencement Date.

                       (3) Adjustment to Base Monthly Rent:  The Base Monthly
                           -------------------------------
                  Rent for the Additional Premises shall be increased annually at the rates specified in Paragraph 6(b) of the Basic Lease Provisions of the Lease on each successive anniversary of the Additional Premises Rent Commencement Date as defined by Paragraph 24.2 below, commencing on the first anniversary of the Additional Premises Rent Commencement Date.

                     24.2  Additional Premises Commencement Date.
                           -------------------------------------

                            (a) General.  Subject to all terms and conditions of
                                -------
                  this Paragraph 24.2, the Additional Premises Lease Term shall be as specified in Paragraph 24.1 above, unless earlier terminated or extended as provided in the Lease. The parties intend that the Additional Premises Lease Term shall commence on the Additional Premises Commencement Date.

                     1.2  Effect of Amendment.  Terms used in this Amendment No.
                          -------------------
                  4 with initial capital letters are defined terms which shall have the same meaning ascribed to them in the Lease, unless the context of this Amendment No. 4 expressly provides otherwise. Except as amended by this Amendment No. 4, the Lease shall remain in full force and effect as to both the Original Premises, the Expansion Premises and the Additional Premises. In the event of a conflict between provisions of the Lease and those of this Amendment No. 4, this Amendment No. 4 shall control.

                     IN WITNESS WHEREOF, the parties hereto have executed this
                  AMENDMENT NO. 4 to R & D BUILDING LEASE, as of the date first written above.

                 "LANDLORD"                       "TENANT"
                 SORRENTO TECH LIMITED,           BIOSYM TECHNOLOGIES, INC.
                 a California limited             a California corporation
                 partnership

                 By:  /s/Jack Naiman              By:  /s/Todd Schmidt
                    -------------------              --------------------

                                                  Title:  Vice President
                                                        -----------------
                                                  By:
                                                     --------------------
                                                  Title:
                                                        -----------------

                    AMENDMENT NO. 5 TO R & D BUILDING LEASE

                                    BETWEEN

                             SORRENTO TECH LIMITED

                                      AND

                           BIOSYM TECHNOLOGIES, INC.

                This Amendment No. 5 to R & D BUILDING LEASE ("Amendment No. 5")
            is made this 7th day of May 1991, by and between SORRENTO TECH LIMITED, a California limited partnership ("Landlord") and BIOSYM TECHNOLOGIES, INC., a California corporation ("Tenant").

                                    RECITALS
                                    --------

                A. Landlord and Tenant are parties to a certain R & D Building Lease dated February 26, 1987, as amended by (1) a certain First Amendment of Lease dated September 15, 1987, (2) a certain Amendment No. 2 dated July 31, 1988, and (3) a certain Amendment No. 3 dated July 28, 1989 and (4) a certain Amendment No. 4 dated November 26, 1990 (collectively, the "Lease"). Under the Lease, Tenant is leasing from Landlord approximately 19,617 square feet of space (the "Original Premises")in a building (the "Building") owned by Landlord and located at 10065 Barnes Canyon Road, Suite A, and approximately 1,520 square feet of space in a building owned by Landlord located at 10055 Barnes Canyon Road, Suites E and F, City of San Diego, San Diego County, California 92121. The Original Premises and the Building are more particularly described in the Lease.

                B. The purpose of this Amendment No. 5 is to amend the Lease in order to reflect the parties' agreement concerning the leasing by Landlord to Tenant of Additional Premises (as defined below).

                                   AGREEMENT
                                   ---------

                NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                1.1  Article 24.  A new Article 24 is hereby amended as follows:
                     ----------

                (a) Extension of Termination Date for Additional Premises Suites
                    ------------------------------------------------------------
            E and F. The Lease Term for the 1,520 square feet in Suites E and F
            -------
            as outlined in Amendment No. 4 to the Lease shall be extended and shall terminate as of October 8, 1991.

                (b)  Basic Annual Rent.  The Basic Annual Rent for the
                     -----------------
            Additional Premises Suites E and F shall be $0.99 triple-net (NNN) per square foot per month for the extension period.

                1.2  Addition of New Article 25:  A new Article 25 is hereby
                     --------------------------
            added to the Lease to read as follows:

                ARTICLE 25 ADDITIONAL PREMISES - SUITES G AND H

                25.1  Lease of Additional Premises Suites G and H.  Landlord
                      -------------------------------------------
            hereby leases to Tenant and Tenant hereby leases from Landlord the "Additional Premises" on all the terms and conditions of the Lease, except as otherwise expressly provided in this Article 25. The Additional Premises are more particularly described in Paragraph
            25.1 (a), as described below..

                    (a)  Additional Premises. The Additional Premises shall
                         -------------------
            consist of the following:

                  (1)  Rentable Area:  Approximately 1,453 square feet.
                       -------------

                    (2)  Location:  That certain 1,453 square feet known as
                         --------
            Suite G and H within the building located at 10055 Barnes Canyon
            Road.

                    (b) Additional Premises Commencement Date.  The Additional
                        -------------------------------------
            Premises Commencement Date is April 15, 1991.

                    (c)  Rent.
                         ----

                      (1) Basic Annual Rent.  The Basic Annual Rent for the
                          -----------------
            Additional Premises Suites G and H shall be $0.99 triple-net (NNN) per square foot per month. The Basic Annual Rent for the Additional Premises shall be payable beginning on the Additional Premises Rent Commencement Date (as defined below).

                    (2) Building and Project Operating Expenses:  Building
                        ---------------------------------------
            Operating Expenses and Project Operating Expenses as provided under
            Article 5 of the Lease shall accrue and be payable by Tenant for the Additional Premises beginning on the Additional Premises Commencement Date.

                (b)  Term.  The Lease term (the "Additional Premises Lease
                     ----
            Term") for the Additional Premises shall commence on the "Additional Premises Commencement Date" (as defined in paragraph 25.2 below). Notwithstanding anything in this Lease to the contrary, the Lease term for the Original Premises shall terminate on July 31, 1992. The Lease Term for the Additional Premises Suites E and F shall be extended to terminate as of October 8, 1991. The Lease Term for the Additional Premises Suites G and H shall terminate as of October 31, 1991.

                25.2  Additional Premises Commencement Date.
                      -------------------------------------

                (a) General.  Subject to all terms and conditions of
                    -------
            this Paragraph 25.2, the Additional Premises Lease Term shall be as specified in Paragraph 25.1 above, unless earlier terminated or extended as provided in the Lease. The parties intend that the Additional Premises Lease Term shall commence on the Additional Premises Commencement Date.

                1.2  Effect of Amendment.  Terms used in this Amendment No. 5
                     -------------------
            with initial capital letters are defined terms which shall have the same meaning ascribed to them in the Lease, unless the context of this Amendment No. 5 expressly provides otherwise. Except as amended by this Amendment No. 5, the Lease shall remain in full force and effect as to both the Original Premises, the Expansion Premises and the Additional Premises. In the event of a conflict between provisions of the Lease and those of this Amendment No. 5, this Amendment No. 5 shall control.

                IN WITNESS WHEREOF, the parties hereto have executed this
            AMENDMENT NO. 5 to R & D BUILDING LEASE, as of the date first written above.

LANDLORD

Dated:  May 7, 1991            SORRENTO TECH LIMITED
      ----------------         a California limited partnership
                               By:   The Walters Management Co., Inc.
                                     Court Appoint Receiver

                               By:  /s/John Alioto
                                  -------------------------------------
                               Its:  Senior Vice President
                                   ------------------------------------

TENANT:                        BIOSYM TECHNOLOGIES, INC.
                               a California corporation
Dated:  May 7, 1991
      ----------------         By:  /s/Todd Schmidt
                                  -------------------------------------
                               Name: Todd Schmidt
                                    -----------------------------------
                               Title: Vice President
                                     ----------------------------------

                    AMENDMENT NO. 6 TO R & D BUILDING LEASE

                                    BETWEEN

                             SORRENTO TECH LIMITED
                                      AND
                           BIOSYM TECHNOLOGIES, INC.


     This Amendment No. 6 to R & D BUILDING LEASE ("Amendment No. 6") is made this 17th day of July 1991, by and between SORRENTO TECH LIMITED, a California limited partnership ("Landlord") and BIOSYM TECHNOLOGIES, INC., a California corporation ("Tenant").

                                    RECITALS
                                    --------

     A. Landlord and Tenant are parties to a certain R & D Building Lease dated February 26, 1987, as amended by (1) a certain First Amendment of Lease dated September 15, 1987, (2) Amendment No. 2 dated July 31, 1988, (3) Amendment No. 3 dated July 28, 1989, (4) Amendment No. 4 dated November 26, 1990, and (5) Amendment No. 5 dated May 7, 1991 (collectively, the "Lease"). Under the Lease, Tenant is leasing from Landlord approximately 19,617 square feet of space (the "Original Premises") in a building (the "Building") owned by Landlord and located at 10065 Barnes Canyon Road, and approximately 2,973 square feet of space in a building owned by Landlord located at 10055 Barnes Canyon Road, Suites E, F, G & H, City of San Diego, San Diego County, California 92121. The Original Premises and the Buildings are more particularly described in the Lease.

     B. The purpose of this Amendment No. 6 is to amend the Lease in order to reflect the parties' agreement concerning the leasing by Landlord to Tenant of Additional Premises (as defined below).

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.1  Articles 24 and 25.  Articles 24 and 25 are hereby amended as follows:
          ------------------

       (a)  Extension of Termination Date for Additional Premises Suites E, F, G
            --------------------------------------------------------------------
and H.  The Lease Term for the 2,973 square feet in  Suites E, F, G and H at
------
10055 Barnes Canyon Road is hereby extended and shall terminate as of December 31, 1991.

       (b)  Option to Extend.  Tenant shall have the option to extend the lease
            ----------------
term on a month-to-month basis upon thirty (30) days written notification through July 31, 1992, which is co-terminus with the lease for the Original Premises.

       (c)  Basic Annual Rent.  The Basic Annual Rent for Suites E, F, G and H
            -----------------
shall be $0.75 triple-net (NNN) per square foot per month for the extension period and for any month-to-month extension.

     1.2  Addition of New Article 26.  A new Article 26 is hereby added to the
          --------------------------
Lease to read as follows:

       ARTICLE 26:  ADDITIONAL PREMISES - 9725 Scranton Road

     26.1  Lease of Additional Premises.  Landlord hereby leases to Tenant and
           ----------------------------
Tenant hereby leases from Landlord the "Additional Premises" on all the terms and conditions of the Lease, except as otherwise expressly provided in this
Article 26. The Additional Premises are more particularly described in Paragraph 26.1 (a), as described below.

       (a)  Additional Premises.  The Additional Premises shall consist of the
            -------------------
following:

              (1)  Rentable Area:  Approximately 4,762 square feet.
                   -------------

              (2)  Location:  That certain 4,762 square feet at 9725 Scranton
                   --------
Road, known as Building 3 within the Naiman Tech Center.

       (b)  Additional Premises Commencement Date.  The Additional Premises
            -------------------------------------
Commencement Date is July 8, 1991.

       (c)  Rent.
            -----

          (1)  Basic Annual Rent.  The Basic Annual Rent for the Additional
               -----------------
Premises shall be $0.75 triple-net (NNN) per square foot per month. The Basic Annual Rent for the Additional Premises shall be payable beginning on the Additional Premises Rent Commencement Date (as defined below).

          (2)  Building and Project Operating Expenses and Utilities:  Building
               -----------------------------------------------------
Operating Expenses and Project Operating Expenses as provided under Article 5 of the Lease shall accrue and be payable by Tenant for the Additional Premises beginning on the Additional Premises Commencement Date. Tenant shall make necessary arrangements with San Diego Gas & Electric for service to the Additional Premises.

       (d)  Term:  The lease term (the "Additional Premises Lease Term") for the
            ----
Additional Premises shall commence on the "Additional Premises Commencement Date" (as defined in paragraph 26.2 below). Notwithstanding anything in this Lease to the contrary, the Lease term for the Original Premises shall terminate on July 31, 1992. The Lease Term for the Additional Premises shall terminate as of December 31, 1991.

       (e)  Option to Extend.  Tenant shall have the option to extend the lease
            ----------------
term on a month-to-month basis upon thirty (30) days written notification through July 31, 1992, which is co-terminus with the lease for the Original Premises.

     26.2  Additional Premises Commencement Date.
           -------------------------------------

       (a)  General.  Subject to all terms and conditions of this Paragraph
            -------
26.2, the Additional Premises Lease Term shall be as specified  in Paragraph
26.1 above, unless earlier terminated or extended as provided in the Lease. The parties intend that the Additional Premises Lease Term shall commence on the Additional Premises Commencement Date.

     1.3  Effect of Amendment.  Terms used in this Amendment No. 6 with initial
          -------------------
capital letters are defined terms which shall have the same meaning ascribed to them in the Lease, unless the context of this Amendment No. 6 expressly provides otherwise. Except as amended by this Amendment No. 6, the Lease shall remain in full force and effect as to both the Original Premises, the Expansion Premises and the Additional Premises. In the event of a conflict between provisions of the Lease and those of this Amendment No. 6, this Amendment No. 6 shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 6 to R & D BUILDING LEASE, as of the date first written above.

LANDLORD:

Dated:  July 17, 1991                     SORRENTO TECH LIMITED,
        -------                           a California limited partnership

                                          By:  The Walters Management Co., Inc.
                                            Court Appoint Receiver

                                          By:  /s/William Borsari
                                               -------------------------

                                          Its: President
                                               -------------------------


TENANT:

Dated: July 3, 1991                       BIOSYM TECHNOLOGIES, INC.,
       ------                             a California corporation

                                          By: /s/Todd Schmidt
                                              ------------------------

                                          Name: Todd Schmidt
                                                ----------------------

                    AMENDMENT NO. 7 to R & D BUILDING LEASE

                                    BETWEEN

                             SORRENTO TECH LIMITED

                                      AND

                           BIOSYM TECHNOLOGIES, INC.

  This Amendment No. 7 to R & D BUILDING LEASE ("AMENDMENT NO. 7")is made this 9th day of September 1991, by and between SORRENTO TECH LIMITED, a California corporation ("Tenant").

                                    RECITALS
                                    --------

  A. Landlord and Tenant are parties to a certain R & D Building Lease dated February 26, 1987, as amended by (1) a certain First Amendment of Lease dated September 15, 1987, (2) Amendment No. 2 dated July 31, 1988, (3) Amendment No. 3 dated July 28, 1989, (4) Amendment No. 4 dated November 26, 1990, (5) Amendment No. 5 dated May 7, 1991, and(6) Amendment No.6 dated July 17, 1991 (collectively, the "Lease"). Under the Lease, Tenant is leasing from Landlord approximately 19,617 square feet of space (the "Original Premises") in a building (the "Building") owned by Landlord and located at 10065 Barnes Canyon Road, approximately 2,973 square feet of spaced in a building owned by Landlord located at 10055 Barnes Canyon Road, Suites E, F, G & H, and approximately 4,762 square feet of space in a building owned by Landlord located at 9725 Scranton Road, City of San Diego, San Diego County, California 92121. The Original Premises and the Buildings are more particularly described in the Lease.

  B. The purpose of this Amendment No. 7 is to amend the Lease in order to reflect the parties' agreement concerning the leasing by Landlord to Tenant of Additional Premises (as defined below).

                                   AGREEMENT
                                   ---------

  NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

 1.1  Articles 26.   Articles 26 is hereby amended as follows:
      -----------

   ARTICLE 26:  ADDITIONAL PREMISES  -  9725 Scranton Road

  26.1  Lease of Additional Premises.  Landlord hereby leases to Tenant and
        ----------------------------
Tenant hereby leases from Landlord the "Additional Premises" on all the terms and conditions of the Lease, except as otherwise expressly provided in this
Article 26. The Additional Premises are more particularly described in paragraph 26.1 (a), as described below.

       (a) Additional Premises. The additional Premises shall consist of the
           -------------------
following:

           (1)  Rentable Area: Approximately 2,218 square feet.
                -------------

           (2)  Location.  That certain 2,218 square feet at 9725 Scranton Road,
                --------
 known as Building 3 within the Naiman Tech Center.

       (b) Additional Premises Commencement Date.  The additional premises
           -------------------------------------
Commencement Date is September 1, 1991.

       (c) Rent.
           ----

          (1) Basic Annual Rent. The Basic Annual Rent for the Additional
              -----------------
Premises shall be $0.75 triple-net(NNN) per square foot per month. The Basic Annual Rent for the Additional Premises shall be payable beginning on the Additional premises Rent Commencement Date (as defined below).

          (2) Building and Project Operating Expenses and Utilities: Building
              ------------------------------------------- ---------
Operating Expenses and Project Operating Expenses as provided under Article 5 of the Lease shall accrue and be payable by Tenant for the Additional Premises beginning on the Additional Premises Commencement Date. Tenant shall make necessary arrangements with San Diego Gas & Electric for service to the Additional Premises.

          (d) Term:  The lease terms (the "Additional premises Lease Term") for
              ----
the Additional Premises shall commence on the "Additional Premises Commencement Date" (as defined in paragraph 26.2 below). Notwithstanding anything in this Lease to the contrary, the Lease term for the Original Premises shall terminate on July 31, 1992. The Lease Term for the Additional Premises shall terminate as of December 31, 1991.

          (e) Option to Extend. Tenant shall have the option to extend the lease
              ----------------
term on a month-to-month basis upon thirty (30) days written notification through July 31, 1992, which is co-terminus with the lease for the Original Premises.

                       26.2  Additional Premises Commencement Date.
                             -------------------------------------

          (a)  General.  Subject to all terms and conditions of this Paragraph
               -------
26.2, the Additional Premises Lease Term shall be as specified in Paragraph 26.1 above, unless earlier terminated or extended as provided in the Lease. The parties intend that the Additional Premises Lease Term shall commence on the Additional Premises Commencement Date.

          1.3  Effect of Amendment. Terms used in this Amendment No. 7 with
               -------------------
initial capital letters are defined terms which shall have the same meaning ascribed to them in the Lease, unless the context of this Amendment No. 7 expressly provides otherwise. Except as amended by this Amendment No. 7, the Lease shall remain in full force and effect as to both the Original Premises, the Expansion Premises and the Additional Premises. In the event of a conflict between provisions of the Lease and those of this Amendment No. 7, this Amendment No. 7 shall control.

LANDLORD:

Dated: 9/5  , 1991                        SORRENTO TECH LIMITED,
      ------                              a California limited partnership

                                          By: The Walters Management Co. Inc.
                                              Court Appoint Receiver

                                          By: /s/William Borsari
                                              -------------------------

                                          Its: President
                                               ------------------------

TENANT:

Dated: 8/9  , 1991                        BIOSYM TECHNOLOGIES, INC.,
      ------                              a California corporation

                                          By: /s/Kelly B. Cole
                                              -------------------------

                                          Name: Kelly B. Cole
                                                -----------------------

                                          Title: Manager, Purchasing and
                                                -----------------------
                                                 Facilities
                                                -----------

                                AMENDMENT NO. 8

                                       to

                              R & D BUILDING LEASE

                                    between

                             SORRENTO TECH LIMITED

                                      and

                           BIOSYM TECHNOLOGIES, INC.



     This Amendment No. 8 to R & D BUILDING LEASE ("Amendment No. 8") is made this 6th day of September, 1991, by and between SORRENTO TECH LIMITED, a California limited partnership ("Landlord"), and BIOSYM TECHNOLOGIES, INC., a California corporation ("Tenant"), with reference to the facts set forth in the Recitals below.

                                    RECITALS
                                    --------

     A. Landlord and Tenant are parties to a certain R & D Building Lease dated February 26, 1987, as amended by (1) a certain First Amendment of Lease dated September 15, 1987; (2) a certain Amendment No. 2 to R & D Building Lease dated July 31, 1988; (3) a certain Amendment No. 3 to R & D Building Lease dated July 28, 1989; (4) a certain Amendment No. 4 to R & D Building Lease dated November 26, 1990; (5) a certain Amendment No. 5 to R & D Building Lease dated May 7, 1991; (6) a certain Amendment No. 6 to R & D Building Lease dated July 17, 1991; and (7) a certain Amendment No. 7 to R & D Building Lease dated August ____, 1991 (collectively, the "Lease"). Under the Lease, Tenant is leasing from Landlord approximately 29,570 square feet of space (the "Existing Premises") consisting of (i) approximately 19,617 square feet of space in a building located at 10065 Barnes Canyon Road, (ii) approximately 2,973 square feet of space in a building located at 10055 Barnes Canyon Road, Suites E, F, G & H in the City of San Diego; and (iii) approximately 6,980 square feet of space in a building owned by Landlord located at 9725 Scranton Road, in the City of San Diego, San Diego County, California 92121. The Existing Premises are more particularly described in the Lease.

     B. The purpose of this Amendment No. 8 is to amend the Lease in order to reflect the parties' agreement concerning the relocation of Tenant to and the leasing by Landlord to Tenant of the New Premises and the surrender of the Existing Premises to Landlord.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the Recitals above, the mutual covenants and conditions below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.1  Relocation to the New Premises.  Subject to the terms and conditions
          ------------------------------
below, Landlord shall relocate Tenant to the New Premises (as more fully described below) identified as the first and second
floors of the building (the "New Building") located   at 9685 Scranton Road, San
Diego, California 92121.

     1.2  New Basic Lease Provisions.  Paragraphs 3(a), (b) and (c), 4(a), 5,
          --------------------------
6(a), (b) (c) and (d), 8, 11 and 13 of the Basic Lease Provisions for the Lease are deleted in their entirety and substituted with the following:

                       3.  Premises:
                           --------

                    (a)  Rentable Area:  Approximately 51,635 sq.   ft.  See the
          Definition of Rentable Area attached    as Exhibit "A-3."

                    (b)  Location:  The first and second floors    of the
          existing building located at 9685 Scranton Road (commonly known as "Building 3D"), San Diego, California (the "New Premises"), as shown on the Floor Plan of the Premises attached as Exhibit "A-1." The New Premises are located in a certain real estate project commonly known as the Naiman Tech Center (the "Project"), as shown on the Site Plan of the Project attached as Exhibit "A-2."

                    (c)  Address:  9685 Scranton Road, San Diego, California
          92121.

                    4. Lease Term:  The Lease Term shall be eight (8) years
                       ----------
          beginning on the Commencement Date.

                    5. Commencement Date:  The Commencement Date   shall be the
                       -----------------
          date which the Tenant Improvements are substantially completed subject only to certain "punch list" items and minor adjustments.
          "Substantial completion," for purposes of this Section 5, shall mean Landlord's architect or project manager has certified that the Tenant Improvements have been substantially completed and the City of San Diego Building Inspection Department has made its final inspection and
          approval   of the Tenant Improvements.  Landlord shall complete   all
          "punch list" items and minor adjustments not later than ninety (90) days after substantial completion of the Tenant Improvements. In the event the Tenant

          Improvements shall not be substantially completed on or before May 1, 1992, Tenant shall have the right to terminate this Amendment No. 8 and, upon such termination, the parties shall have no further obligations hereunder.

                    6.  Rent:
                        ----

                    (a) New Premises.  Basic Annual Rent for    the New premises
                        ------------
          shall be payable beginning on the Commencement Date as follows:


Lease                                       $(NNN)per                     Basic Annual Rent
Period                                       Sq. Ft.                       (NNN) per Month
-------------------------------  --------------------------------  --------------------------------
Months 1-12                                   $0.30                            $15,490.50
Months 13-24                                  $0.50                            $25,817.50
Months 25-36                                  $0.70                            $36,144.50
Months 37-48                                  $0.75                            $38,726.25
Months 49-60                                  $0.80                            $41,308.00
Months 61-72                                  $0.85                            $43,889.75
Months 73-84                                  $0.95                            $49,053.25
Months 85-96                                  $1.00                            $51,635.00


                (c)  Additional Rent:  Tenant shall pay, as Additional Rent
                     ---------------
          during the entire Lease Term, Tenant's share of Building Operating Expenses and Project Operating Expenses as provided in Article 5 of the Lease. Tenant's share of Building Operating Expenses shall be 100% and Tenant's share of Project Operating Expenses shall be 8.56%. Notwithstanding the foregoing, combined Building and Project Operating Expenses shall not exceed $.24 per square foot per month for the first three (3) years of the Lease Term. Thereafter, (i) increases in Building Operating Expenses shall not exceed four percent (4%) per annum, and (ii) increases in Project Operating Expenses shall not exceed four percent (4%) per annum. Upon written request, Landlord shall provide Tenant with an Operating Expenses projection.

                (d)  Utilities:  Tenant shall have the sole responsibility to
                     ---------
          secure utilities services for the New Premises. Tenant shall make necessary arrangements with San Diego Gas & Electric Company to (i) supply utilities for (ii) bill Tenant separately utilities. shall make necessary the New Premises and for all such arrangements with San Diego Gas & Electric Company to (i) supply utilities for the New Premises and (ii) bill Tenant separately for all such utilities.

     8.   Security Deposit:  Upon execution of this Amendment No. 8, Tenant
          ----------------
          shall pay $17,049 to Landlord to increase the Security Deposit to $37,694.

                11.  Addresses for Notices:
                     ---------------------

                     (a)    If to Landlord:
                            Sorrento Tech Limited
                            c/o Naiman Tech Center
                            9605 Scranton Road, Suite 102
                            San Diego, CA  92121
                            Attn:  Property Management

                     (b)    If to Tenant:

                            Biosym Technologies, Inc.
                            9685 Scranton Road
                            San Diego, CA  92121
                            Attn:  Accounts Payable

                13. Broker: Grubb & Ellis (Steve Scott)
                            8880 Rio San Diego Dr., #200
                            San Diego, CA  92108

             Broker commissions payable to Grubb & Ellis or to The Walters Management Co. shall be paid by Landlord. Landlord and Tenant represent and warrant that they are unaware of any additional brokerage commissions or fees payable to any other broker for the subject transaction.

     1.3  Tenant Improvement Allowance.  Exhibit "B" to the Lease  shall be
          ----------------------------
deleted in its entirety and shall be replaced by this Section 1.3 and Exhibit "B" attached to this Amendment. Landlord shall construct certain tenant improvements (the "Tenant Improvements") in the Premises, pursuant to this
Section 1.3 and   the attached Exhibit "B".  Landlord shall provide Tenant with
a tenant improvement allowance (the "Allowance") of $21.50 per    square foot.
The terms and conditions of the Allowance are more fully set forth in Exhibit "B". The Allowance shall include the cost of space planning, plans, permits and other fees associated with the Tenant Improvements. Landlord has approved
the firm Krommenhoek, McKeown & Associates to prepare the space plans.       If
Tenant does not use all of the Allowance, Basic Annual Rent     for the New
Premises shall be reduced by $0.0125 per square foot   per month for each unused
$1.00 throughout the Lease Term or pro rata part thereof. As more fully set forth in Exhibit "B", the Tenant Improvements shall be constructed by Landlord's
contractor   in accordance with plans and specifications prepared by Tenant's architect and approved by Landlord and Tenant.  The Tenant Improvements shall be
constructed in accordance with all    applicable government codes, regulations
and permits.

     1.4 First Right of Refusal for Expansion Space.  Pursuant to the terms and
         ------------------------------------------
conditions of this Section 1.4 and Exhibit "C" attached to this Amendment, Landlord shall grant Tenant a right of first refusal to lease adjacent space in Building 3 (the "Expansion Space") during the Lease Term. The Expansion Space is more fully described in Exhibit "C." Tenant's right of refusal shall remain effective provided such rights have not been previously granted to tenants located in Building 3 as of the Commencement Date as to Torrey Science Technologies and as of the date of this Amendment No. 8 as to all other parties. Landlord shall notify Tenant in writing within thirty (30) days after the Expansion Space (or portion thereof) becomes legally available to lease, or at Landlord's option, such earlier time as Landlord shall be in a position to estimate when the Expansion Space will be legally available to lease, advising Tenant of such estimated date. Expansion Space shall be "available" only to the extent it is not subject to expansion, extension, first offer, first refusal and any other rights of other tenants in the Building as of the Commencement Date as to Torrey Science Technologies and as of the date of this Amendment No. 8 as to all other parties. Tenant shall then have the right of first refusal (in the event that Tenant is not then in default under the Lease, with any applicable cure period having expired), exercisable by written notice to Landlord within ten (10) business days thereafter, to add any such available space to the New Premises immediately as it may become available. Any such available space shall be leased to Tenant at the Prevailing Rental Rate (as defined in Exhibit "C") for a term coterminous with the balance of the Lease Term remaining on Tenant's lease of the New Premises (or such shorter term as may be necessary to prevent any conflict with such other tenants' rights to such space).

     1.5  Signage.  Tenant may erect building top signage, entry door signage,
          -------
and directory signage (collectively, "Signage"). Signage shall conform to the Naiman Tech Center sign standards, the provisions of the City of San Diego Municipal Code relating to signage, and the Lusk Mira Mesa CC&Rs.

     1.6  Parking.  Landlord shall provide Tenant with three and  one half (3.5)
          -------
parking spaces per one thousand (1,000) usable square foot of the New Premises. Landlord shall not charge Tenant a parking fee for such parking privileges.

     1.7  Reduction of Rent for Existing Premises.  Subject to the terms and
          ---------------------------------------
conditions of this Amendment, upon execution of this Amendment No. 8, Landlord shall reduce (the "Reduction") Tenant's obligation to pay rent under the Lease for the Existing Premises to $0.70 per square foot per month for the entire Existing Premises and any interim expansion space that Tenant may occupy prior to Tenant's occupancy of the New Premises. The Reduction shall be for the period commencing on the date hereof until the Commencement Date. Tenant shall continue paying all Building and Project Operating Expenses for the New Premises, including without limitation, janitorial and utility expenses.

     1.8  Amendment No. 8 Contingent Upon Relocation of Other Tenants.  This
          -----------------------------------------------------------
Amendment No. 8 is subject to and contingent upon Landlord's ability to relocate the existing tenants of the New Premises in the New Building to alternate locations within the Naiman Tech Center. In the event the existing tenant in the New Premises has not executed a lease amendment or other relocation
agreement to Tenant's reasonable satisfaction on or before   September 6, 1991,
Tenant shall have the right to terminate this Amendment No. 8, provided Tenant shall exercise its right to terminate this Amendment No. 8 on or before September 20, 1991.

     1.9  Quiet Enjoyment.  Landlord covenants and agrees that Tenant, upon
          ---------------
making all of Tenant's payments as and when due under the Lease, and upon performing, observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall peaceably and quietly hold, occupy and enjoy the New Premises during the term of this Lease subject to the terms and provisions of this Lease.

     1.10  Option to Renew.
           ---------------

     (a)  Grant of Option.  Subject to all of the terms and conditions of the
          ---------------
Lease as amended by this Amendment No. 8, Tenant shall have the right (the "Option") to extend the Lease Term for one (1) additional term of five (5) years (the "Option Term") by sending written notice to such effect to Landlord not later than one hundred eighty (180) days prior to the expiration of the Lease Term. Failure to timely send such notice shall constitute a waiver of all remaining rights as to the Option and Tenant shall have no right to exercise the Option. The extension of the Lease Term shall be on all of the same terms and conditions of the Lease as amended by this Amendment No. 8, provided that Basic Annual Rent payable during the Option Term shall be determined as provided in
Section 1.10(b) below. Notwithstanding anything in this Section 1.10 to the contrary, Tenant shall have no right to exercise the Option if (i) Tenant is in default under this Lease either at the time the Option is exercised or at the time the Option Term is scheduled to commence; (ii) Tenant is not in possession of at least seventy- five percent (75%) of the Rentable Area of the New Premises either at the time the Option is exercised or at the time the Option Term is scheduled to commence; or (iii) Tenant has assigned this Lease in whole or in part or sublet more than twenty-five percent (25%) of the Rentable Area of the Premises either at the time the Option is exercised or at the time the Option Term is scheduled to commence.

     (b)  Rent During Option Term.  Provided Tenant shall validly exercise the
          -----------------------
Option, the Basic Annual Rent payable during the Option Term shall be the fair market rent for the New Premises for the entire Option Term (e.g., fair market value for the base year subject to annual increases at a fixed rate over the five-year term). In the event the parties are unable to agree on the Basic Annual Rent for the Option Term within sixty (60)days after the exercise of the Option by Tenant, either party may request that the fair market rent for the New Premises during the Option Term be determined by appraisal as provided below. Each party shall select a disinterested member of the American Institute of Real Estate Appraisers ("MAI Appraiser(s)") with at least five years of experience in appraising fair market rent in the San Diego market. Each party shall designate an appraiser within seven (7) days after such 60-day period. In the event that either party shall fail to designate an MAI Appraiser designate within such 7-day period, the appraiser selected by the other party shall be the sole appraiser to determine the fair market rent. Upon the designation of the MAI Appraisers, the appraiser shall have seven (7) days in which to designate a third MAI Appraiser. If the two appraisers are unable to agree on a third appraiser, either party may request the President of the Executive Committee of the San Diego Chapter of the American Institute of Real Estate Appraisers to appoint such third MAI Appraiser. The three appraisers shall each appraise the fair market rent for the entire Option Term taking into account appropriate indicators of the value of the leasehold interest and shall report their findings to Landlord and Tenant in writing. If the appraisers fail to deliver a determination of the fair market rent within thirty (30) days after the appointment of the third appraiser, either party may dismiss the appraisers and reinitiate the appraisal procedure set forth above. In recognition that the fair market rent of the New Premises during the Option Term may not be determined until after the commencement of the Option Term, Tenant shall pay, as Basic Annual Rent for the New Premises until the fair market rent for the New Premises is determined, the amount of Basic Annual Rent then in effect under the Lease. In the event the fair market rent for the New Premises during the Option Term is determined to be greater than such amount, Tenant shall pay Landlord, within thirty (30) days after written request, the difference between the amount required by such determination of the fair market rent for the New Premises during the Option Term, and the amount previously paid by Tenant for the New Premises during the Option Term.

     1.11  Non-Disturbance.  The parties agree that the effect of this Amendment
           ---------------
No. 8 is contingent upon receipt of a non- disturbance agreement recognizing Tenant's interest in the Lease from HomeFed Bank in a form acceptable to Tenant (or other similar instrument) on or before September 6, 1991. In the event such non-disturbance agreement (or similar instrument) is not received by Tenant on or before September 6, 1991, Tenant shall have the right to terminate this Amendment No. 8, provided that Tenant shall exercise its right to terminate this Amendment No. 8 on or before September 20, 1991.

     1.12  Effect of Amendment.  Terms used in this Amendment     No. 8 with
           -------------------
initial capital letters are defined terms which shall have the same meaning ascribed to them in the Lease, unless the context of this Amendment No. 8 expressly provides otherwise. Except as amended by this Amendment No. 8, the Lease shall remain in full force and effect as to the New Premises. In the event of a conflict between provisions of the Lease and those of this Amendment No. 8, this Amendment No. 8 shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 8 to R & D BUILDING LEASE, as of the date first written above.

"LANDLORD:"
Dated: 9/5 , 1991                       SORRENTO TECH LIMITED,
      -----                             a California limited partnership

                                        By:  The Walters Management Co.,
                                             Inc., as Court-Appointed
                                             Receiver

                                        By:    /s/William Borsari
                                               ------------------
                                        Name:  William Borsari
                                               ---------------
                                        Title: President
                                               ---------

"TENANT:"

Dated:  August 23, 1991                 BIOSYM TECHNOLOGIES, INC.,
        ---------                       a California corporation

                                        By:    /s/Todd Schmidt
                                               ---------------
                                        Name:  Todd Schmidt
                                               ------------
                                        Title: Vice President
                                               --------------

                                 EXHIBIT "A-1"

                           FLOOR PLAN OF THE PREMISES
                           --------------------------




                             [Diagram appears here]

                                 EXHIBIT "A-2"

                            SITE PLAN OF THE PROJECT
                            ------------------------




                             [Diagram appears here]

                                 EXHIBIT "A-3"

                          DEFINITION OF RENTABLE AREA
                          ---------------------------

     1.  Definition.  The term "Rentable Area" as used in this  Lease shall
         ----------
mean:

     a.  Single Tenant Floor.  As to each floor of each building in the Project
         -------------------
on which the entire space rentable to a tenant is or will be leased to one tenant (hereinafter referred to as "Single Tenant Floor"), Rentable Area shall be the entire area bounded by the inside surface of the four exterior glass walls (or the inside surface of the permanent exterior wall where there is no glass) on such floor, including all areas used for elevator lobbies, corridors, special stairways, or elevators, common restrooms (if any), mechanical rooms, electrical rooms and telephone closets without deduction for columns and other structural portions of each building or vertical penetrations that are included for the special use of a tenant, but excluding the area contained within the exterior walls of each building's stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts. Rentable Area for a Single Tenant Floor shall include a pro rata portion of any ground floor elevator lobby areas.

     b.  Multi-Tenant Floor.  As to each floor of each building in the Project
         ------------------
on which space is or will be leased to more than one tenant (hereinafter referred to as "Multi-Tenant Floor"), Rentable Area attributable to each such tenant shall be the total of (1) the entire area included within the premises covered by such tenant's lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior walls where there is no glass) bounding such premises, the exterior of all walls separating such premises from any public corridors or other public areas on such floor, and the centerline of all walls separating such premises from other areas leased or to be leased to other tenants on such floor, and (2) a pro rata portion of the area covered by the elevator lobbies, corridors, common restrooms (if any), mechanical rooms, electrical rooms and telephone closets situated on such floor and on the ground floor of a building (but only to the extent any of the same serve all tenants of the building).

     2.  Certification.  Landlord's architect shall determine the Rentable
         -------------
Area of each tenant's premises and such determination shall be binding and conclusive. A certified copy of such determination shall be delivered to Landlord and each tenant. Landlord reserves the right to have its architect redetermine the Rentable Areas of the Premises, the Building and/or the Project from time to time during the Initial Term and, if extended, any option term of this Lease. A certified copy of any such redetermination shall be delivered to Landlord and each affected tenant.

                                  EXHIBIT "B"

                    TENANT IMPROVEMENT ALLOWANCE MEMORANDUM
                    ---------------------------------------

     In addition to the mutual covenants contained in the Lease, Landlord and Tenant further mutually agree as follows:

     1.  Tenant Improvement Allowance.  Landlord shall pay     $21.50 per square
         ----------------------------
foot of Usable Area (as defined below) in the Premises (the "Allowance") for the work to be performed by Tenant and Landlord under this Tenant Improvement Allowance Memorandum (the "Memorandum"). Such work shall include the construction of the tenant improvements described below and the preparation of all space plans, working drawings, plans for such construction and building permits and fees associated with such work.

     2.  Plans and Specifications for the Premises.
         -----------------------------------------

     a. Tenant shall prepare detailed space plans and specifications and working drawings for the Premises which shall include, but not be limited to, locations of doors, partitioning, reflected ceiling, electrical fixtures, outlets and switches, telephone outlets, plumbing fixtures, extraordinary floor loads, and other special requirements. Tenant shall coordinate and develop such space plans and working drawings and shall use its reasonable best efforts to obtain all required governmental permits ("Permits") on or before the dates set forth in the Schedule of Approvals below. Landlord shall use its reasonable best efforts to assist Tenant in obtaining the Permits. Tenant shall have the right to apply the Allowance to the payment of its contractors for the preparation of space plans, specifications and working drawings and to applicable governmental entities for permit applications, provided (i) Tenant shall first deliver to landlord invoices or receipts from such contractors or completed applications for Permits to governmental entities and (ii) payment of the same shall be made in a timely manner by Landlord directly to such contractors and governmental entities. Landlord shall be entitled in all respects to rely upon all plans, drawings and information supplied by Tenant. The Tenant improvement work to be done pursuant to such plans and specifications shall be referred to as the "Tenant Improvements."

     b. Tenant's plans and specifications shall not be in conflict with the building codes for the city of San Diego or with insurance regulations for a fire resistive Type I building. All plans and specifications shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction.

     3.  Definition of Usable Area.  The term Usable Area shall  mean the
         -------------------------
Rentable Area of the Premises (as defined in Exhibit "A-3"), less the area of elevator lobbies, public restrooms, mechanical rooms, electrical rooms, telephone closets and other common areas of the Building and vertical penetrations not constructed or provided for the special use of Tenant.

     4.  Work at Tenant's Cost and Expense.  After Tenant has performed its
         ---------------------------------
obligations under Sections 7(a), (c) and (e) below, Landlord shall cause the Tenant Improvements to be installed by Landlord's contractor, but at Tenant's sole cost and expense, subject only to Landlord's paying the Allowance set forth above. Prior to commencing any Tenant Improvements, Landlord shall submit to Tenant a written cost estimate of the Tenant Improvements by the date specified in Section 7(d) below and Tenant shall approve or disapprove such cost estimate by the date specified in Section 7(e) below. In the event Tenant disapproves the cost estimate, Landlord shall resubmit revised cost estimates until Tenant shall approve the same. In the event Tenant shall not approve Landlord's revised cost estimates, if any, on or before November 1, 1991, either party shall have the right to terminate this Amendment No. 8. Tenant shall have the right, upon reasonable advance notice, to audit Landlord's records which relate specifically to the Tenant Improvements. After approval by Tenant, Landlord's contractor shall then proceed with constructing the Tenant Improvements. At the time specified in Paragraph 7(f), Tenant shall pay Landlord, in full, the amount of such cost less the Allowance. In the event the total cost of the Tenant Improvements shall be less than the Allowance, such amount shall be credited against Tenant's first installment of Basic Annual Rent for the New Premises.

     5.  Building Standard Materials.  The following items are Building Standard
         ---------------------------
and must be used in order to maintain the Building's integrity. These items are exterior window blinds, suite entry and interior doors and hardware, acoustical ceilings, suite plaques and directory strips, HVAC and electrical systems, metal studs and carpeting. However, Tenant may request different materials or require work different from or in addition to the Building Standard. In such event any materials, drawings, plans or specifications requested shall be subject to the written approval of Landlord. Such approval shall not be unreasonably withheld or delayed.

     6.  Completion and Rent Commencement Date.  It is understood that
         -------------------------------------
Tenant shall be liable for the delay and increased cost, if any, in completing the Tenant Improvements if caused by any event listed in Sections 6(a), (b) and
(c). It is further understood that the Commencement Date shall not be affected by any such delay on the part of Tenant. Neither the Commencement Date nor the obligation to pay rent as set forth in Section 4.1 of the Lease and in the new
Item 6 incorporated into the Basic Lease Provisions by this Amendment No. 8 shall be delayed by any of the following:

     a. Tenant's failure to approve or furnish its space plans and specifications, working drawings and to apply for and diligently pursue obtaining the Permits by the times specified in the Schedule of Approvals, below, or

     b. Delays of any nature, whether or not within Tenant's control, resulting from Tenant's decision to use any materials, finishes or installations other than Building Standard, provided Landlord shall promptly notify Tenant of any anticipated delay due to Tenant's selection of non-building standing materials, or

     c. A delay in construction of the Tenant Improvements as a result of Tenant's failure to approve written costs of such Tenant Improvements in accordance the Sections 4 and 5 above.

     d. Any change requested by Tenant in the scope of Tenant Improvements approved and contracted for by Landlord.

Notwithstanding anything in this Amendment No. 8 to the contrary, either party shall have the right to terminate the Lease in the event a building permit for the Tenant Improvements shall not be obtained on or prior to February 14, 1992, provided such terminating party shall not be the cause of any delay in obtaining a building permit.

     7.    Schedule of Approvals.
           ----------------------

     Event
     -----
        Event                                Time
        -----                                ----

        a.   "Space Plan Approval            September 9, 1991
             Date;" i.e., submittal
             of preliminary plans
             and specifications for
             Tenant Improvements
             and electrical and
             HVAC requirements by
             Tenant

        b.   Approval of Tenant's            September 16, 1991
             preliminary plans by
             Landlord

        c.   Deadline for Tenant's           October 22, 1991
             submittal of final
             space plans and
             working drawings,
             including electrical
             and HVAC requirements
             and completion of
             applications for
             Permits by Tenant

        d.   Submission of cost              November 4, 1991
             estimate for Tenant
             Improvements by
             Landlord

        e.   Deadline for Tenant's           November 11, 1991
             approval for Landlord's
             cost estimate for
             Tenant Improvements

        f.   Deadline for payment            Prior to the
             of Tenant's share of            Commencement Date
             cost of Tenant
             Improvements

                                  Exhibit "C"

                             RIGHT OF FIRST REFUSAL
                             ----------------------

     During the Lease Term, Tenant shall have a right of first refusal to lease the space adjacent to the New Premises shown on the floor plan attached hereto as Schedule 1, and known as (i) building 3, Suite B, containing approximately 16,670 square feet of rentable area; and (ii) Building 3, Suite A containing approximately 11,590 square feet of rentable area (the "Expansion Space") prior to the Expansion Space being offered to any person or entity not then occupying the Expansion Space in its "then as is" condition, when the same becomes legally available to lease, on the same terms and provisions then in effect under the Lease, except that the rental rate for the Expansion Space shall be increased to reflect the prevailing Rental Rate. "Prevailing Rental Rate" means the average per square foot rental rate per month for all leases for comparable space and approximately the same number of months, executed by existing tenants in the Project for space expansions during the immediately preceding 24-month period prior to the date upon which such Prevailing Rental Rate is to become effective and payable under the terms of this Lease. If no such comparable space has been leased during such twenty-four (24) month period, the rental rates used for purposes of this provision shall be adjusted to the amounts Landlord would have used had leases for such comparable space been entered. In all cases, such rates shall be determined without regard to any free rent periods, tenant improvement allowances, takeover lease obligations, or other economic incentives; provided, however, that any such economic incentives generally provided by Landlord in such com-parable expansion leases shall also be provided to Tenant.

     Landlord shall notify Tenant in writing within thirty
     (30) days after the Expansion Space (or portion thereof) becomes legally available to lease, or at Landlord's option, such earlier time as Landlord shall be in a position to estimate when the Expansion Space will be legally available to lease, advising Tenant of such estimated date. Tenant shall then have ten (10) business days in which to notify Landlord in writing exercising Tenant's right of first refusal to lease the Expansion Space on the terms described above. If Tenant exercises the right of first refusal to lease the Expansion Space, such lease shall commence the later of sixty (60) days after Tenant's notice exercising the right of first refusal, or the date the Expansion Space is available for occupancy, and shall continue for the duration of the term of the Lease. After Tenant validly exercises the right of first refusal provided herein, the parties shall execute an amendment to the Lease, adding the Expansion Space, or a new lease for the Expansion Space, or such other documentation as Landlord shall require, promptly after Landlord shall prepare the same, in order to confirm the leasing of the Expansion Space to Tenant, but an otherwise valid exercise of the right of first refusal contained herein shall be fully effec-tive, whether or not such confirmatory documentation is executed.

     If the parties are unable to agree on the Prevailing
     Rental Rate within sixty (60) days after the commencement of the lease for the Expansion Space, either party may request that the Prevailing Rental Rate be determined by arbitration under the Commercial Arbitration Rules of the American Arbitration Association then in effect. In recognition that the Prevailing Rental Rate may not be determined until after the commencement of the lease for the Expansion Space, Tenant shall pay, as Rent for the Expansion space, until the Prevailing Rental Rate is determined, the amount of Rent then in effect under the Lease on a per rentable square foot basis (including Rental, and all other charges). Under no circumstances shall Rent under the Lease ever be less than such amount of Rent then in effect under the Lease, on a per rentable square foot basis, regardless of the Prevailing Rental Rate, as determined in accordance with the foregoing provisions. If the Prevailing Rental Rate is determined to be greater than such amount, Tenant shall pay Landlord, within thirty (30) days after written request therefor, the difference between the amount required by such determination of the Prevailing Rental Rate, and the amount theretofore paid by Tenant for the Expansion Space.

     If Tenant shall fail to exercise such right of first refusal, after notice by Landlord of the availability of the Expansion Space, as provided herein, such right of first refusal shall be deemed to have lapsed and expired, and shall be of no further force or effect. Landlord may thereafter freely lease all or a portion of the Expansion Space to any other party, at any time, on any terms, in Landlord's sole discretion. Notwithstanding the foregoing, if the Expansion Space is currently legally available to lease, the parties shall be deemed to have agreed that the right of first refusal granted herein shall only apply after the Expansion Space has been leased, and thereafter becomes available to lease. If the Expansion Space is currently not legally available to lease, the foregoing right of first refusal shall be subject to the existing tenants or occupants thereof renewing their existing leases and/or exercising any options to extend, and in all events is subject and subordinate to any other rights of any other person or entity to lease the Expansion Space, if such rights have already been granted prior to the date of this Lease.

     If Tenant shall exercise the right of first refusal granted herein, Landlord does not guarantee that the Expansion
     Space will be available on the commencement date for the lease thereof, if the then existing occupants of the Expansion Space shall hold-over, or for any other reason beyond Landlord's reasonable control. In such event, rent with respect to the Expansion Space shall be abated until Landlord legally delivers the same to Tenant, as Tenant's sole recourse. Tenant's exercise of such right of first refusal shall not operate to cure any default by Tenant of any of the terms of provisions in the Lease nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. The right of first refusal herein shall, at Landlord's election, be null and void, if Tenant is in default under the Lease on the date Tenant exercises its rights hereunder or at any time thereafter and prior to commencement of the Lease for the Expansion Space. If the lease or Tenant's right to possession of the New Premises shall terminate in any manner whatsoever before Tenant shall exercise the right herein provided, or if Tenant shall have subleased or assigned all or any portion of the New Premises, then immediately upon such termination, sublease or assignment, the right of first refusal to lease the Expansion Space herein granted shall simultaneously terminate and become null and void. Such right of first refusal is personal to Tenant. Under no circumstances whatsoever shall the assignee under a complete or partial assignment of the Lease, or a subtenant under a sublease of the Premises, have any right to exercise the right of first refusal granted herein. Tenant agrees that time is of the essence of this provision.

                                  EXHIBIT "C"

                                EXPANSION SPACE
                                ---------------



                             [Diagram appears here]

                    AMENDMENT NO. 9 TO R & D BUILDING LEASE

                                    BETWEEN

                             SORRENTO TECH LIMITED
                                      AND
                           BIOSYM TECHNOLOGIES, INC.

     This Amendment No. 9 to R & D BUILDING LEASE ("Amendment No. 8") is made this 20 day of April 1992, by and between SORRENTO TECH LIMITED, a California limited partnership ("Landlord") and BIOSYM TECHNOLOGIES, INC., a California corporation ("Tenant").

                                    RECITALS
                                    --------

     A. Landlord and Tenant are parties to a certain R&D Building Lease dated February 26, 1987, as amended by (1) a certain First Amendment of Lease dated September 15, 1987, (2) Amendment No. 2 dated July 31, 1988, (3) Amendment No. 3 dated July 28, 1989, (4) Amendment No. 4 dated November 26, 1990, (5) Amendment No. 5 dated May 7, 1991, (6) Amendment No. 6 dated July 17, 1991, (7) Amendment No. 7 dated _______, 1991 and Amendment No. 8 dated September 6, 1991 (collectively, the "Lease"). Under the Lease, Tenant is leasing from Landlord approximately 19,617 square feet of space (the "Original Premises") in a building (the "Building") located at 10065 Barnes Canyon Road; approximately 2,973 square feet of space in a building located at 10055 Barnes Canyon Road, Suites E, F,G & H; and approximately 6,980 square feet of space in a building owned by Landlord located at 9725 Scranton Road, City of San Diego, San Diego County, California 92121.

In addition certain modifications to the lease plus additional space was added per Amendment No. 8. The Original Premises and the Buildings are more particularly described in the Lease.

     B. The purpose of this Amendment No. 9 is to amend the Lease in order to reflect the parties' agreement concerning the leasing by Landlord to Tenant of New Premises (as defined below).

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.1 Landlord agrees to lease, on a temporary basis, additional space located at 9725 Scranton Road under the same terms and conditions as specified in Amendment No. 8.

     1.  PREMISES:
         --------

       (a) Rentable Area: +1,160 sq. ft. See Definition of Rentable Area attached to the Lease as Exhibit "A-3."

       (b) Location: The first floor of the existing building located at 9725 Scranton Road, San Diego, California, as shown on the Floor Plan of the premises attached hereto as Exhibit "A-1." The New Premises located in a certain real estate project commonly known as the Naiman Tech Center (the "Project"), as shown on the Site Plan of the Project attached to the Lease as Exhibit "A-2."

     2.  Lease Term:  March 1, 1992.
        -----------

     3.  Target Commencement Date:  October 24, 1991.
         ------------------------

     4.  Rent:
         ----

        (a) The initial Basic Monthly Rent shall be $.70/sf.

     5.  Security Deposit:  None
         -----------------

     6.  Addresses for Notices:
         ---------------------

       (a)  If to Landlord:

        Sorrento Tech Limited
        c/o Naiman Tech Center
        9605 Scranton Road, Suite 102
        San Diego, CA 92121
       (b)  If to Tenant:

        Biosym Technologies, Inc.
        9685 Scranton Road
        San Diego, CA 92121

     7.  Broker:  None.
         ------

     8.  Tenant Improvement Allowance: None.
         ----------------------------

     1.2  Effect of Amendment.  Terms used in this Amendment No. 9 with initial
          -------------------
capital letters are defined terms which shall have the same meaning ascribed to them in the Lease, unless the context of this Amendment No. 9 expressly provides otherwise. Except as amended by this Amendment No. 9, the Lease shall remain in full force and effect as to both the Original Premises, the Expansion Premises and the Additional Premises. In the event of a conflict between provisions of the Lease and those of this Amendment No. 9, this Amendment No. 9 shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 9 to R&D BUILDING LEASE, as of the date first written above.

LANDLORD:

Dated: April 20, 1992                   SORRENTO TECH LIMITED
                                        a California limited partnership

                                        By: The Walters Management Co. Inc.
                                            Court Appoint Receiver

                                        By: /s/ William Borsari
                                            ----------------------

                                        Title: President
                                               -------------------


TENANT:

Dated: April 20, 1992                   BIOSYM TECHNOLOGIES, INC.,
                                        a California corporation

                                        By: /s/ Todd Schmidt
                                           ---------------------------

                                        Title: Vice President - Finance
                                               ------------------------

                                 Attachment A


                            [Diagram appears here]